As Filed with the Securities and Exchange
                           Commission on February 29, 1996.




                                          Registration No. 811-5473



SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X


          Amendment No.   9                                        X

OPPENHEIMER MULTI-SECTOR INCOME TRUST
(Exact Name of Registrant as Specified in Charter)

Two World Trade Center
Suite 3400
New York, New York 10048-0203
(Address of Principal Executive Offices)

          212-323-0200
(Registrant's Telephone Number)

ANDREW J. DONOHUE, ESQ.
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203
(Name and Address of Agent for Service)

FORM N-2

OPPENHEIMER MULTI-SECTOR INCOME TRUST

Cross Reference Sheet

Part A of
Form N-2
Item No.     Prospectus Heading
--------     ------------------
1            *
2            *
3            *
4            *
5            *
6            *
7            *
8            General Description of the Registrant
9            Management
10           Capital Stock, Long-Term Debt, and Other Securities
11           *
12           *
13           See Item 15 of the Statement of Additional Information

Part B of
Form N-2
Item No.     Heading In Statement of Additional Information
--------     ----------------------------------------------
14           Cover Page
15           Table of Contents
16           *
17           See Item 8 of the Prospectus
18           Management
19           Control Persons and Principal Holders of Securities
20           See Item 9 of the Prospectus
21           Brokerage Allocation and Other Practices
22           See Item 10 of the Prospectus
23           Financial Statements

----------------
* Not applicable or negative answer.

OPPENHEIMER MULTI-SECTOR INCOME TRUST

PART A


INFORMATION REQUIRED IN A PROSPECTUS


Item 1.              Outside Front Cover.

                     Inapplicable.

Item 2.              Inside Front and Outside Back Cover Page.

                     Inapplicable.

Item 3.              Fee Table and Synopsis

                     Inapplicable.

Item 4.              Financial Highlights.

                     Inapplicable.

Item 5.              Plan of Distribution.

                     Inapplicable.

Item 6.              Selling Shareholders.

                     Inapplicable.

Item 7.              Use of Proceeds.

                     Inapplicable.

Item 8.              General Information and History.

          1. Oppenheimer Multi-Sector Income Trust (the "Fund" or "Registrant") is a closed-end diversified management investment company organized as a Massachusetts business trust on February 22, 1988.

          2, 3, and 4. The Fund's primary investment objective is high current income consistent with preservation of capital. Its secondary objective is capital appreciation. In seeking those objectives, the Fund will allocate its assets among seven sectors of the fixed-income securities market to take advantage of opportunities anticipated by OppenheimerFunds, Inc., the Fund's investment adviser (the "Adviser"), to arise in particular sectors in various economic environments. The Adviser's opinion as to such opportunities will be based on various factors which may affect the levels of income which can be obtained from the different sectors, such as (i) the effect of interest rate changes, on a relative and absolute basis, on yields of securities in the particular sectors, (ii) the effect of changes in tax laws and other legislation affecting securities in the various sectors, (iii) changes in the relative values of foreign currencies, and (iv) perceived strengths of the abilities of issuers in the various sectors to repay their obligations. The sectors in which the Fund invests are not divided by industry but instead differ by type of security and issuer and includes U.S. Government, Corporate, International, Asset-Backed (including Mortgage-Backed), Municipal, Convertible and Money Market sectors. The Adviser believes that investing the Fund's assets in a portfolio comprised of three or more sectors, as opposed to limiting investments to only one such sector, will enhance the Fund's ability to achieve high current income consistent with preservation of capital or seek capital appreciation. The range of yields of the securities in each sector will differ from securities in the others both on an absolute and a relative basis. It is not the intention of the Fund to always allocate its assets to the sector with the highest range of yields as this may not be consistent with preservation of capital. The Adviser will, however, monitor changes in relative yields of securities in the various sectors to formulate its decisions on which sectors present attractive investment opportunities at a particular time.

          Historically, the markets for the sectors identified below on pages 5 and 6 have tended to behave somewhat independently and have at times moved in opposite directions. For example, U.S. Government Securities (defined below) have generally been affected negatively by concerns about inflation that might result from increased economic activity. Corporate debt securities and convertible securities, on the other hand, have generally benefited from increased economic activity due to the resulting improvement in the credit quality of corporate issuers which, in turn, has tended to cause a rise in the prices of common stock underlying convertible securities. The converse has generally been true during periods of economic decline. Similarly, U.S. Government Securities may be negatively affected by a decline in the value of the dollar against foreign currencies, while the non-dollar denominated securities of foreign issuers held by U.S. investors have generally benefited from such decline. Investments in short-term money market securities tend to decline less in value than long-term debt securities in periods of rising interest rates but do not rise as much in periods of declining rates. At times the difference between yields on municipal securities and taxable securities does not fully reflect the tax advantage of municipal securities. At such times investments in municipal securities tend to fare better in value than taxable investments because the yield differential generally may be expected to increase again to reflect the tax advantage.

          The Adviser believes that when financial markets exhibit this lack of correlation, an active allocation of investments among these seven sectors may permit greater preservation of capital over the long term than would be obtained by investing permanently in any one sector. To the extent that active allocation of investments among market sectors by the Adviser is successful in preserving or increasing capital, the Fund's capacity to meet its primary objective of high current income should be enhanced over the longer term. The Adviser also will utilize certain other investment techniques, including options and futures, intended to enhance income and reduce market risk.

          The Fund may invest in securities in the Corporate Sector which are in the lowest rating category of each of Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which are unrated. The description and characteristics of the lowest rating category are discussed in the description of the Corporate Sector. In all other sectors, the Fund will not invest in securities rated lower than those considered investment grade, i.e.
"Baa" by Moody's or "BBB" by Standard & Poor's.  See "Investment
Sectors in Which the Fund Invests" and Appendix B (Securities Ratings) to the Prospectus. Unrated securities will be of comparable quality to those that are rated, in the opinion of the Adviser. The seven sectors of the fixed-income securities market in which the Fund may invest are:

- The U.S. Government Sector, consisting of debt obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities");

- The Corporate Sector, consisting of non-convertible debt obligations or preferred stock of U.S. corporate issuers and participation interests in senior, fully-secured loans made primarily to U.S. companies;

- The International Sector, consisting of debt obligations (which may be denominated in foreign currencies) of foreign governments and their agencies and instrumentalities, certain supranational entities and foreign and U.S. companies;

- The Asset-Backed Sector, consisting of undivided fractional interests in pools of consumer loans and participation interests in pools of residential mortgage loans guaranteed by agencies or instrumentalities of the U.S. Government;

- The Municipal Sector, consisting of debt obligations of states, territories or possessions of the United States and the District of Columbia or their political subdivisions, agencies, instrumentalities or authorities;

- The Convertible Sector, consisting of debt obligations and preferred stock of U.S. corporations which are convertible into common stock; and

- The Money Market Sector, consisting of U.S. dollar-denominated debt obligations having a maturity of 397 days or less and issued by the U.S. Government or its agencies, certain domestic banks or corporations; or certain foreign governments, agencies or banks; and repurchase agreements.

          Current income, preservation of capital and, secondarily, possible capital appreciation will be considerations in the allocation of assets among the seven investment sectors described above. The Adviser anticipates that at all times Fund assets will be spread among three or more sectors. Securities in the first six sectors above have maturities in excess of 397 days. All securities denominated in foreign currencies will be considered as part of the International
Sector, regardless of maturity. The maximum assets that may be allocated at any one time to specific sectors are: U.S. Government -
90%, Corporate and Money Market - 50%, all others - 25%. The Fund may also invest in options and futures related to securities in each of the sectors.


INVESTMENT SECTORS IN WHICH THE FUND INVESTS

          The Fund's assets allocated to each of the sectors will be managed in accordance with the investment policies described above.

The U.S. Government Sector

          Assets in this sector will be invested in U.S. Government Securities, which are obligations issued by or guaranteed by the United States government or its agencies or instrumentalities. Certain of these obligations, including U.S. Treasury notes and bonds, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Certain other U.S. Government Securities, issued or guaranteed by Federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the United States. These latter securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds. The Adviser will adjust the average maturity of the investments held in this sector from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. U.S. Government Securities are considered among the most creditworthy of fixed-income investments. Because of this, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. Nevertheless, the values of U.S. Government Securities (like those of fixed-income securities generally) will change as interest rates fluctuate. See Appendix A hereto for a description of obligations issued by certain U.S. Government agencies or instrumentalities.

          Zero Coupon Treasury Securities. The Fund may invest in "zero coupon" Treasury securities which are (a) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or (b) certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distribution of interest. Current Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. The Fund will not invest more than 10% of its assets at the time of purchase in zero coupon Treasury securities.


The Corporate Sector

          Assets allocated to this sector will be invested in secured or unsecured non-convertible preferred stock and corporate debt obligations, such as bonds, debentures and notes. The Fund may also acquire participation interests, as described below.

          Ratings. Certain corporate fixed income securities in which the Fund may invest may be unrated or in the lower rating categories of recognized rating agencies, i.e., ratings of "Baa" or lower by Moody's or "BBB" or lower by Standard & Poor's. Lower-rated securities will involve greater volatility of price and risk of principal and income (including the possibility of default or bankruptcy of the issuer of such securities) than securities in the higher rating categories.
Although the Fund retains the right to invest in securities in the lowest rating category (those rated "C" by Moody's or "C" and "D" by Standard & Poor's), it will not invest more than 5% of its assets at the time of purchase in such securities and will do so only if, in the Adviser's opinion, the financial condition of the issuer or protection afforded to the particular securities is stronger than otherwise suggested by such ratings. No assurance can be given that the Adviser's opinion as to these securities will be accurate. Therefore, these securities should nevertheless be consider highly speculative.
Those rated "C" by Moody's generally lack characteristics of desirable investment, are considered highly speculative and may be in default. Securities rated "C" by Standard & Poor's are regarded as presenting the highest degree of speculation with respect to the issuers capacity to pay interest and repay principal in accordance with the terms of the obligation. Those rated "D" are in default or are issued by companies in bankruptcy. Such securities pay no current interest but may present an appreciation opportunity if, in the opinion of the Adviser, their current price does not reflect the reasonable possibility that they may resume payment of interest or be exchanged as a part of a corporate reorganization for securities that will pay interest.

          Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuer. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If the borrower fails to make scheduled principal or interest payments, the Fund could experience a decline in net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities.

The International Sector

          The assets allocated to this sector will be invested in debt obligations (which may either be denominated in U.S. dollars or in non-U.S. currencies), issued or guaranteed by foreign corporations, certain supranational entities (described below), and foreign governments or their agencies or instrumentalities, and in debt obligations issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities." At the time of purchase, all foreign securities will be either securities rated "A" or better by Moody's or Standard & Poor's or unrated securities which are of comparable quality in the opinion of the Adviser. The Fund may invest in any country where the Adviser believes there is a potential to achieve the Fund's investment objectives.

          The percentage of the Fund's assets that will be allocated to this sector will vary on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

          The obligations of foreign governmental entities, including supranational entities, have various kinds of government support, and may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There can be no assurance that foreign governments will be willing or able to honor their commitments.

          Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities investments will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S. and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.
There may be less information publicly available about foreign issuers than about U.S. issuers.

          Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates.

          The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

          Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

The Asset-Backed Sector

          Asset-Backed Securities. The Fund may invest in securities that represent undivided fractional interests in pools of consumer loans, similar in structure to the mortgage-backed securities in which the Fund may invest described below. Payments of principal and interest are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other obligations. The degree of credit enhancement varies and generally applies, until exhausted, to only a fraction of the asset-backed security's par value.
If the credit enhancement of any asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may then experience losses or delays in receiving payment and a decrease in the value of the asset-backed security.

          The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement is exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying consumer loans by the individuals, and the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.
The underlying loans are subject to prepayments that shorten the weighted average life of asset-backed securities and may lower their return in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

          Mortgage-Backed Securities and CMOs. The Fund's investments may include securities which represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments
(including any prepayments) made by the individual borrowers on the pooled mortgage loans.

          The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool will be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. The yield on such pools is usually computed by using the historical record of prepayments for that pool, or in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

          Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do other debt securities, but, when prevailing interest rates decline, the value of pass-through securities is not likely to rise on a comparable basis with other debt securities because of the pre-payment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

          The Fund will acquire only those mortgage-backed securities which are issued or guaranteed by U.S. Government agencies or instrumentalities. Some of those securities are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks); and some are backed by only the credit of the issuer itself (e.g., obligations of the Federal National Mortgage Association). Such guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the value of the Fund's Shares.

          The Fund may invest in collateralized mortgage obligations ("CMOs") which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

          The Fund may invest in "stripped" mortgage-backed securities or CMOs or other securities issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value on maturity (and is known as a "P/O").

          The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

          The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

          Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment limitations set forth under "Direct Placements and Other Illiquid Securities."

          The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund may invest. The Fund would be required to deposit cash, U.S. Government securities or other high-grade debt securities to its custodian bank in an amount equal to its purchase payment obligation under the roll.

          GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payment.

          The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

          FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

          FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

The Municipal Sector

          The assets of this sector will be invested in obligations issued by or on behalf of states, territories or possessions of the United
States and the District of Columbia or their political subdivisions, agencies, instrumentalities or authorities ("Municipal Bonds"). At the time of purchase, all securities in this sector will be rated within the four highest grades assigned by Moody's or Standard & Poor's ("Baa" or better by Moody's or "BBB" or better by Standard & Poor's), or unrated securities which are of comparable quality in the opinion of the Adviser. Any income earned on Municipal Bonds which the Fund distributes to shareholders would be treated as taxable income to such shareholders.

          The Fund does not expect to invest in Municipal Bonds for tax-exempt income to distribute to shareholders, but to take advantage of yield differentials with other debt securities, which may be reflected in bond prices, and thus reflect potential for capital appreciation. Because Municipal Bonds are generally exempt from Federal taxation they normally yield much less than taxable fixed-income securities. At times, however, the yield differential narrows from its normal range. This can occur, for example, when the demand for U.S. Government securities substantially increases in times of economic stress, when investors seeking safety are willing to pay more for such securities thereby reducing the yield. It also can occur when investors perceive a threat to the continuation of the tax-exempt status of Municipal
Bonds through possible Congressional or State action. When this happens, investors are not willing to pay as much for Municipal Bonds, thereby reducing prices and increasing their yield compared to taxable obligations. If such situations occur, investments in the Municipal Sector may be more attractive than other sectors even though such investments continue to offer lower yields than taxable securities because if the yield differential returns to normal ranges, the value of Municipal Bonds relative to taxable fixed-income securities will have increased, i.e. depreciated less or appreciated more. Such an investment would help the Fund achieve its objective of capital preservation or capital appreciation. It would also help achieve its objective of high income because the Fund's net asset value per Share would be higher than it otherwise would have been, thereby permitting it to earn additional income on those assets.

          Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets, and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

          The two principal classifications of Municipal Bonds are (1) "general obligation" and (2) "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or project or, in a few cases, from the proceeds of a special excise or other tax but are not supported by the issuer's power to levy general taxes. There are variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Bonds depend on, among other things, general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue, and are generally lower than those of taxable investments.

The Convertible Sector

          Assets allocated to this sector will be invested in securities (bonds, debentures, corporate notes, preferred stocks and units with warrants attached) which are convertible into common stock. Common stock received upon conversion may be retained in the Fund's portfolio to permit orderly disposition or to establish a holding period to avoid possible adverse Federal income tax consequences to the Fund or shareholders.

          Convertible securities can provide a potential for current income through interest and dividend payments and at the same time provide an opportunity for capital appreciation by virtue of their convertibility into common stock. The rating requirements to which the Fund is subject when investing in corporate fixed income securities and foreign securities (see above) also apply to the Fund's investments in domestic and foreign convertible securities, respectively.

          Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, may entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value without considering its conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged pursuant to its conversion privilege for the underlying security at the market value of the underlying security).

          To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise as with other fixed-income securities (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value, which represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.
At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.


The Money Market Sector

          Assets in this sector will be invested in the following U.S. dollar-denominated debt obligations maturing in 397 days or less:

(1) U.S. Government Securities: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(2) Bank Obligations: Certificates of deposit, bankers' acceptances, loan participation agreements, time deposits, and letters of credit if they are payable in the United States or London, England, and are issued or guaranteed by a domestic or foreign bank having total assets in excess of $1 billion.

(3) Commercial Paper: Obligations rated "A-1," "A-2" or "A-3" by Standard & Poor's or Prime-1, Prime-2 or Prime-3 by Moody's or if not rated, issued by a corporation having an existing debt security rated "A" or better by Standard & Poor's or "A" or better by Moody's.

(4) Corporate Obligations: Corporate debt obligations (including master demand notes but not including commercial paper) if they are issued by domestic corporations and are rated "A" or better by Standard & Poor's or "A" or better by Moody's or unrated securities which are of comparable quality in the opinion of the Adviser.

(5)       Other Obligations: Obligations of the type listed in (1) through
          (4) above, but not satisfying the standards set forth therein, if they are (a) subject to repurchase agreements or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated "AA" or "Aa" or better.

(6) Board-Approved Instruments: Other short-term investments of a type which the Board determines presents minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Board.

          Bank time deposits may be non-negotiable until expiration and may impose penalties for early withdrawal. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.
Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Fund has no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, subject to policies established by the Board of Trustees, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in bank time deposits and master demand notes are subject to the investment limitation on securities that are not readily marketable set forth under "Special Investment Techniques -- Direct Placements and Other Illiquid Securities."
Because the Fund may invest in U.S. dollar-denominated securities of foreign banks and foreign branches of U.S. banks, the Fund may be subject to additional investment risks which may include future political and economic developments of the country in which the bank is located, possible imposition of withholding taxes on interest income payable on the securities, possible seizure or nationalization of foreign deposits, the possible establishment of exchange control regulations or the adoption of other governmental restrictions that might affect the payment of principal and interest on such securities. Additionally, not all of the U.S. Federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

SPECIAL INVESTMENT TECHNIQUES

          In conjunction with the investments in the seven sectors described above, the Fund may use the following special investment techniques.


Direct Placements and Other Illiquid Securities

          The Fund may invest up to 20% of its assets in securities purchased in direct placements which are subject to statutory or contractual restrictions and delays on resale (restricted securities). Such securities may generally be resold only in privately-negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933 and are, therefore, unlike securities which are traded in the open market and can be expected to be sold immediately if the market demand is adequate. If restricted securities are substantially comparable to registered securities of the same issuer which are readily marketable, the Fund may not purchase them unless they are offered at a discount from the market price of the registered securities. No restricted securities will be purchased unless the issuer has agreed to register the securities at its expense within a specific time period. Adverse conditions in the public securities market at certain times may preclude a public offering of an issuer's unregistered securities. There may be undesirable delays in selling restricted securities at prices representing fair value.

          The Fund may invest up to an additional 10% of its assets in securities which, although not restricted, are not readily marketable. Such securities may include bank time deposits, master demand notes described in the Money Market Sector and certain puts and calls which are traded in the over-the-counter markets.


Repurchase Agreements

          Any of the securities permissible for purchase for one of its sectors may be acquired by the Fund subject to repurchase agreements with commercial banks with total assets in excess of $1 billion or securities dealers with a net worth in excess of $50 million. In a repurchase transaction, at the time the Fund acquires a security, it simultaneously resells it to the vendor and must deliver that security to the vendor on a specific future date. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. the Fund will not enter into a repurchase transaction of more than seven days. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "1940 Act"), collateralized by the underlying security. The Fund's repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to collateralize the loan fully. The Adviser will monitor the collateral daily and, in the event its value declines below the repurchase price, will immediately demand additional collateral be deposited. If such demand is not met within one day, the existing collateral will be sold. Additionally, the Adviser will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed-upon resale price on the delivery date, the Fund's risks in such event may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and loss from any delay in foreclosing on the collateral. There is no limit on the amount of the Fund's assets that may be subject to repurchase agreements.

When-Issued and Delayed Delivery Transactions

          The Fund may purchase asset-backed securities, municipal bonds and other debt securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio for delivery pursuant to option contracts it has entered into, the Fund may dispose of a commitment prior to settlement. The Fund does not intend to make such purchases for speculative purposes. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally between two months and 120 days), no payment is made for the securities purchased, and no interest accrues to the Fund from the transaction.
Such securities are subject to market fluctuations; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its custodian, consisting of cash, short-term
U.S. Government Securities or other high-grade debt obligations at least equal to the value of purchase commitments until payment is made.
Such securities may bear interest at a lower rate than longer term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund's other assets.


Hedging

          The Fund may use Interest Rate Futures; Bond Index Futures (together with Interest Rate Futures, "Futures"); Forward Contracts (defined below); and call and put options on debt securities, Futures, bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to protect against possible declines in the market value of the Fund's portfolio from downward trends in debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its debt securities which have appreciated, to facilitate selling debt securities for investment reasons, to establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or to reduce the risk of adverse currency fluctuations. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. A call or put may be purchased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The hedging instruments the Fund may use are described below. As of the date of this Registration Statement, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options would exceed 5% of the value of the Fund's total assets.

          Interest Rate Futures and Bond Index Futures. The Fund may buy and sell Futures. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract. A bond index assigns relative values to the bonds included in that index and is used as a basis for trading long-term Bond Index Futures contracts. Bond Index Futures reflect the price movements of bonds included in the index. They differ from Interest Rate Futures in that settlement is made in cash rather than by delivery; or settlement may be made by entering into an offsetting contract.

          Calls on Securities and Futures. The Fund may write (i.e., sell) or purchase call options ("calls") on debt securities that were traded on U.S. and foreign securities and over-the-counter markets. All such calls written by the Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call). Calls on Futures must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security over the exercise price.

          Puts on Securities and Futures. The Fund may purchase put options ("puts") which relate to debt securities (whether or not it holds such securities in its portfolio) or Futures. It may also write puts on debt securities or Futures if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated liquid assets. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price.

          Foreign Currency Options. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency.
If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would either lose the premium it paid and incur transaction costs, or purchase or sell the foreign currency at a disadvantageous price.

          Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific foreign currency at a specific future date for a fixed price. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a Forward Contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the Forward Contract and the foreign currency of the underlying investment than between the U.S. dollar and the currency of the underlying investment. This technique is referred to as "cross hedging". The success of cross hedging is dependent on many factors, including the ability of the Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

          The Fund will not speculate in foreign currency exchange contracts. There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such Forward Contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency or enter into a cross hedge unless it is denominated in a currency or currencies that the Adviser believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.

          There are certain risks in writing calls. If a call written by the Fund is exercised, the Fund foregoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written. In addition, the Fund could experience capital losses that might cause previously distributed short-term capital gains to be re-characterized as non-taxable return of capital to shareholders. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. The principal risks relating to the use of Futures are: (a) possible imperfect correlation between the prices of the Futures and the market value of the debt securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a Futures position; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on Futures resulting from interest rate movements not anticipated by the Adviser.

          Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities or other appropriate high grade debt obligations) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

          Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts. The risks of investing in derivative investments include not only the ability of the company issuing the instrument to pay the amount due on the maturity of the instrument, but also the risk that the underlying investment or security might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal and/or income than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid.

          Examples of derivative investments the Fund may invest in include, among others, "index-linked" notes. These are debt securities of companies that call for payment on maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed
sum on the maturity of the note.   The payment on maturity of an index-
linked note depends on the performance of one or more market indices, such as the S&P 500 Index. Further examples of derivative investments the Fund may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt.

          Other examples of derivative investments the Fund may invest in are currency-indexed securities. These are typically short-term or intermediate-term debt securities whose maturity values or interest rates are determined by reference to one or more specified foreign currencies. Certain currency-indexed securities purchased by the Fund may have a payout factor tied to a multiple of the movement of the U.S. dollar (or the foreign currency in which the security is denominated) against the movement in the U.S. dollar, the foreign currency, another currency, or an index. Such securities may be subject to increased principal risk and increased volatility than comparable securities without a payout factor in excess of one, but the Manager believes the increased yield justifies the increased risk.

          Participation Interests. The Fund may acquire interests in loans that are made to U.S. companies, foreign companies and foreign governments (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or have become members of the lending syndicate. The Fund will not invest, at the time of investment, more than 5% of its net assets in participation interests of the same borrower. The Adviser has set certain creditworthiness standards for borrowers, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities.

Loans of Portfolio Securities

          To attempt to increase its income, the Fund may lend its portfolio securities if, after any loan, the value of the securities loaned does not exceed 25% of the total value of its assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. The Fund will make such loans only to banks and securities dealers with whom it may enter into repurchase transactions. If the borrower fails to return this loaned security the Fund's risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; and (4) any loss arising from the Fund being unable to timely settle a sale of such securities.


Borrowing

          From time to time, the Fund may increase its ownership of securities by borrowing up to 10% of the value of its net assets from banks and investing the borrowed funds (on which the Fund will pay interest), subject to compliance with the 300% asset coverage requirement of the 1940 Act. Subject to those limits (which are fundamental policies), the Fund may also borrow to finance repurchases and/or tenders of its Shares and may also borrow for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets. Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share or the net asset value per share of the Fund's Shares to be greater than would otherwise be the case. On the other hand, if the investment performance of the securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share or net asset value per share of the Fund's Shares will be less than would otherwise have been the case. This speculative factor is known as "leverage." Although such borrowings would therefore involve additional risk to the Fund, the Fund will only borrow if such additional risk of loss of principal is considered by the Adviser to be appropriate in relation to the Fund's primary investment objective of high current income consistent with preservation of capital. The Adviser will make this determination by examining both the market for securities in which the Fund invests and interest rates in general to ascertain that the climate is sufficiently stable to warrant borrowing.

Portfolio Turnover

          Because the Fund will actively use trading to benefit from short-term yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Fund may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that its annual turnover rate generally will not exceed
400% (excluding turnover of securities having a maturity of one year or less). The Adviser will monitor the Fund's tax status under the Internal Revenue Code during periods in which the Fund's annual turnover rate exceeds 100%. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. To the extent that increased portfolio turnover results in sales of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected.

Defensive Strategies

          There may be times when, in the Adviser's judgment, conditions in the securities markets would make pursuing the Fund's primary investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund may employ alternative strategies primarily seeking to reduce fluctuations in the value of the Fund's assets. In implementing these defensive strategies, the Fund may invest all or any portion of its assets in nonconvertible high-grade debt securities, or U.S. government and agency obligations. The
Fund may also hold a portion of its assets in cash or cash equivalents.
It is impossible to predict when, or for how long, alternative strategies will be utilized.

Effects of Interest Rate Changes

          During periods of falling interest rates, the values of outstanding long term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. If the Adviser's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, the Fund's income, net asset value and potential capital gain may be decreased or its potential capital loss may be increased.

          Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the Fund's Shares, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

INVESTMENT RESTRICTIONS

          The Fund has adopted the following investment restrictions, which together with its investment objectives, are fundamental policies changeable only with the approval of the holders of a "majority" of the Fund's outstanding voting securities, defined in the 1940 Act as the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Fund, or (b) 67% or more of the Shares present or represented by proxy at a meeting if more than 50% of the Fund's outstanding Shares are represented at the meeting in person or by proxy. The percentage limitations set forth below, as well as those described elsewhere, apply only at the time of investment and require no action by the Fund as a result of subsequent changes in the value or size of the Fund. Under these restrictions, the Fund will not:

1. As to 75% of its total assets, invest in securities of any one issuer (other than the United States Government, its agencies or instrumentalities) if after any such investment either (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would then own more than 10% of the voting securities of that issuer;

2. Concentrate investments to the extent of more than 25% of its total assets in securities of issuers in the same industry; provided that this limitation shall not apply with respect to investments in U.S. Government Securities.

3. Make loans except through (a) the purchase of debt securities in accordance with its investment objectives and policies; (b) the lending of portfolio securities as described above; or (c) the acquisition of securities subject to repurchase agreements;

4. Borrow money, except in conformity with the restrictions stated above under "Borrowing."

5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or for the escrow arrangements contemplated in connection with the use of Hedging Instruments;

6. Participate on a joint or joint and several basis in any securities trading account;

7. Invest in companies for the purpose of exercising control or management thereof;

8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or by virtue of ownership of other securities has the right, without payment of any further consideration, to obtain an equal amount of the securities sold short ("short sales against the box"); short sales may be made to defer realization of gain or loss for Federal income tax purposes;

9. Invest in (a) real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) commodities or commodity contracts (except that the Fund may purchase and sell Hedging Instruments whether or not they are considered to be a commodity or commodity contract); or (c) interests in oil, gas or other mineral exploration or development programs;

10. Act as an underwriter of securities, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held for its own portfolio; or

11. Purchase securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments it may use.

          5. The shares of beneficial interest of the Fund, $.01 par value per share (the "Shares"), are listed and traded on The New York Stock Exchange (the "NYSE"). The following table sets forth for the Shares for the periods indicated: (a) the per Share high sales price on the NYSE, the net asset value per Share as of the last day of the week immediately preceding such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such high sales price and the corresponding net asset value and
(b) the per Share low sales price on the NYSE, the net asset value per Share as of the last day of the week immediately preceding such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such low sales price and the corresponding net asset value.


                                       Market Price High;(1)                  Market Price Low; (1)
                                       NAV and Premium/                       NAV and Premium/
Quarter Ended                          (Discount) That Day (2)                (Discount) That Day (2)

1/31/94                                Market: $11.375                        Market: $10.625
                                       NAV: $11.18                            NAV: $10.97
                                       Premium/(Discount):1.74%               Premium/(Discount):-3.14%


4/30/94                                Market: $11.375                        Market: $10.00
                                       NAV: $11.18                            NAV: $10.32
                                       Premium/(Discount):1.74%               Premium/(Discount):-3.10%

7/31/94                                Market: $10.625                        Market: $10.00
                                       NAV: $10.40                            NAV: $10.42
                                       Premium/(Discount):2.16%               Premium/(Discount):-4.03%

10/31/94                               Market: $10.375                        Market: $9.125
                                       NAV: $10.30                            NAV: $10.24
                                       Premium/(Discount):0.73%               Premium/(Discount):-10.89%

1/31/95                                Market: $10.00                         Market: $8.875
                                       NAV: $10.06                            NAV: $10.09
                                       Premium/(Discount):0.60%               Premium/(Discount):-12.04%

4/30/95                                Market: $10.00                         Market: $9.25
                                       NAV: $9.67                             NAV: $9.71
                                       Premium/(Discount):3.41%               Premium/(Discount):-4.74%

7/31/95                                Market: $9.875      Market: $9.375
                                       NAV: $10.11                            NAV: $9.87
                                       Premium/(Discount):-2.32%              Premium/(Discount):-5.02%

10/31/95                               Market: $10.00      Market: $9.375
                                       NAV: $10.14                            NAV: $10.03
                                       Premium/(Discount):-1.38%              Premium/(Discount):-6.53%

1/31/96                                Market: $10.250                        Market: $9.1875
                                       NAV: $10.28                            NAV: $10.14
                                       Premium/(Discount):-0.29%              Premium/(Discount):-9.39%

_______________
1.  As reported by the NYSE.

2. The Fund's computation of net asset value (NAV) is as of the close of trading on the last day of the week immediately preceding the day for which the high and low market price is reported and the premium or discount (expressed as a percentage of net asset value) is calculated based on the difference between the high or low market price and the corresponding net asset value for that day, divided by the net asset value.

     On February 2, 1996, the net asset value per share of the Fund was $10.35, the closing sales price on the NYSE was $10.125, the discount to net asset value $.225 (or 2.17% of market value). Since the Fund's inception in 1988, the Fund's shares have from time to time traded for an amount less than the Fund's net asset value.

     The Board of Trustees of the Fund has determined that it may be in the interests of Fund shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Fund may, from time to time, either repurchase Shares in the open market or, subject to conditions imposed from time to time by the Board, make a tender offer for a portion of the Fund's Shares at their net asset value per Share. Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tenders. Interest on any such borrowings will reduce the Fund's net income. In addition, the acquisition of Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. If the Fund must liquidate portfolio securities to purchase Shares tendered, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses. Gains realized on securities held for less than three months may affect the Fund's ability to retain its status as a regulated investment company under the Internal Revenue Code.

     In addition to open-market Share purchases and tender offers, the Board could also seek shareholder approval to convert the Fund to an open-end investment company if the Fund's Shares trade at a substantial discount. If the Fund's Shares have traded on the NYSE at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks ending October 31 in such year, the Trustees will consider recommending to shareholders a proposal to convert the Fund to an open-end company. If during a year in which the Fund's Shares trade at the average discount stated, and for the period described, in the preceding sentence the Fund also receives written requests from the holders of 10% or more of the Fund's outstanding Shares that a proposal to convert to an open end company be submitted to the Fund's shareholders, within six months the Trustees will submit a proposal to the Fund's shareholders, to the extent consistent with the 1940 Act, to amend the Fund's Declaration of Trust to convert the Fund from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able continuously to issue and offer its Shares for sale, and each Share of the Fund could be tendered to the Fund for redemption at the option of the shareholder, at a redemption price equal to the current net asset value per Share. To meet such redemption request, the Fund could be required to liquidate portfolio securities. It Shares would no longer be listed on the NYSE. The Fund cannot predict whether any repurchase of Shares made while the Fund is a closed-end investment company would decrease the discount from net asset value at which the Shares trade. To the extent that any such repurchase decreased the discount from net asset value to an amount below 10% during the measurement period described above, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open-end investment company.


Item 9.  Management

          1(a). The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser. The Fund is required to hold annual shareholder meetings for the election of trustees and the ratification of its independent auditors. The Fund may also hold shareholder meetings from time to time for other important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

          1(b). The Adviser, a Colorado corporation with its principal offices at Two World Trade Center, New York, New York 10048-0203, acts as investment manager for the Fund under an investment advisory agreement (the "Advisory Agreement") under which it provides ongoing investment advice and conducts the investment operations of the Fund, including purchases and sales of its portfolio securities, under the general supervision and control of the Trustees of the Fund. The Adviser also acts as accounting agent for the Fund.

               The Adviser has operated as an investment company adviser since April 30, 1959. The Adviser (including a subsidiary) currently manages investment companies with assets of more than $40 billion as of December 31, 1995, and having more than 2.8 million shareholder accounts. The Adviser is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Adviser, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

          The Adviser provides office space and investment advisory services for the Fund and pays all compensation of those Trustees and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreement, the Fund pays the Adviser an advisory fee computed and paid weekly at an annual rate of .65 of 1% of the net assets of the Fund at the end of that week. The Fund also pays the Adviser an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred, for performing limited accounting services for the Fund.
During the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid management fees to the Adviser of $1,947,081, $1,995,015 and $1,877,737, respectively. The Fund incurred approximately $42,926 in expenses for the fiscal year ended October 31, 1995 for services provided by Shareholder Financial Services, Inc., a subsidiary of the Adviser that acts as transfer agent, shareholder servicing agent and dividend paying agent for the Fund.

     Under the Advisory Agreement, the Fund pays certain of its other costs not paid by the Adviser, including (a) brokerage and commission expenses, (b) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) the organizational and offering expenses of the Fund, whether or not advanced by the Adviser, (e) fees and expenses of registering the Shares of the Fund under the appropriate Federal securities laws and of qualifying Shares of the Fund under applicable state securities laws, (f) fees and expenses of listing and maintaining the listings of the Fund's Shares on any national securities exchange,
(g) expenses of printing and distributing reports to shareholders, (h) costs of shareholder meetings and proxy solicitation, (i) charges and expenses of the Fund's Administrator, custodian and Registrar, Transfer and Dividend Disbursing Agent, (j) compensation of the Fund's Trustees who are not interested persons of the Adviser, (k) legal and auditing expenses, (l) the cost of certificates representing the Fund's Shares,
(m) costs of stationery and supplies, and (n) insurance premiums. The Adviser has advanced certain of the Fund's organizational and offering expenses, which were repaid by the Fund. There is no expense limitation provision.

          1(c). The Portfolio Managers of the Fund are Thomas Reedy, David Rosenberg and Ashwin Vasan, who also serve as Vice Presidents of the Fund and of the Adviser, and are officers of certain mutual funds managed by the Adviser ("Oppenheimer funds"). Messrs. Reedy, Rosenberg and Vasan have been the persons principally responsible for the day-to-day management of the Trust's portfolio since June 1993, June 1994 and June 1993, respectively. During the past five years, Mr. Reedy served as a securities analyst for the Manager, and, prior to joining the Manager, Mr. Rosenberg served as an officer and portfolio manager for Delaware Investment Advisors and one of its mutual funds and Mr. Vasan served as a securities analyst for Citibank, N.A.

          1(d). The Administrator for the Fund is Mitchell Hutchins Asset Management Inc. (the "Administrator"), a Delaware corporation with principal offices at 1285 Avenue of the Americas, New York, New York
10019 and an affiliate of PaineWebber Incorporated.

     Because of the services rendered to the Fund by the Administrator and the Adviser, the Fund itself requires no employees other than its officers, none of whom receives compensation from the Fund and all of whom are employed by the Adviser or the Administrator. In connection with its responsibilities as Administrator and in consideration of its administrative fee, subject to the supervision of the Board of Trustees the Administrator will: (i) prepare all quarterly, semi-annual and annual reports required to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports to shareholders;
(ii) assemble and file all reports required to be filed by the Fund with the Securities and Exchange Commission ("SEC") on Form N-SAR, or such other form as the SEC may substitute for Form N-SAR; (iii) review the provision of services by the Fund's independent accountants, including but not limited to the examination by such accountants of financial statements of the Fund and the review of the Fund's Federal, state and local tax returns; and make such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board reasonably requests or as it deems appropriate; (iv) file with the appropriate authorities all required Federal, state and local tax returns; (v) arrange for the dissemination to shareholders of the Fund's proxy materials, and oversee the tabulation of proxies by the Fund's transfer agent; (vi) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund in connection therewith;
(vii) recommend an accounting agent (which may or may not be the Fund's custodian or its affiliate) to the Board, which agent would be responsible for computing the Fund's net asset value in accordance with the Fund's registration statement under the 1940 Act and the Securities Act of 1933, as amended; (vii) negotiate the terms and conditions under which such accounting agent would compute the Fund's net asset value, and the fees to be paid by the Fund in connection therewith; review the provision of such accounting services to the Fund and make such reports and recommendations to the Board concerning the provisions of such services as the Board reasonably requests or the Administrator deems appropriate; (ix) negotiate the terms and conditions under which the transfer agency and dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith; review the provision of transfer agency and dividend disbursing services to the Fund; and make such reports and recommendations to the Board concerning the performance of the Fund's transfer and dividend disbursing agent as the Board reasonably requests or the Administrator deems appropriate; (x) establish the accounting policies of the Fund; reconcile accounting issues which may arise with respect to the Fund's operations; consult with the Fund's independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent as necessary in connection therewith; (xi) determine the amounts available for distribution as dividends and distributions to shareholders; prepare and arrange for the printing of dividend notices to the shareholders; and provide the Fund's transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan;
(xii) review the Fund's bills and authorize payments of such bills by the Fund's custodian; and (xiii) if requested by the Board, designate one of its employees to serve as an officer of the Fund, and such person shall not be compensated by the Fund for so serving.

     For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, calculated and paid weekly, at the annualized rate of .20% of the Fund's net assets at the end of that week. During the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid administration fees to the Administrator of $614,792, $613,851 and $577,765, respectively.

          1(e).   The Bank of New York, 48 Wall Street, New York, New York,
acts as the custodian (the "Custodian") for the Fund's assets held in the United States. The Adviser and its affiliates have banking relationships with the Custodian. The Adviser has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Adviser and its affiliates. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Fund's portfolio of securities and cash, when invested in foreign securities, will be held in foreign banks and securities depositories approved by the Trustees of the Fund in accordance with the rules of the Securities and Exchange Commission.

     Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. United Missouri Trust Company of New York acts as co-transfer agent and co-registrar with SFSI to provide such services as SFSI may request.

     1(f).   See 1(b) above.

     1(g).   Inapplicable.

     2.      Inapplicable.

     3.      None as of February 15, 1996.

Item 10.  Capital Stock, Long-Term Debt, and Other Securities.

     1. The Fund is authorized to issue an unlimited number of Shares of beneficial interest, $.01 par value. The Fund's Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. All
Shares outstanding are, and, when issued, those offered hereby will be, fully paid and nonassessable. Shareholders are entitled to one vote per Share. All voting rights for the election of Trustees are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of shareholders in each year.

     Under Massachusetts law, under certain circumstances shareholders could be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for actions or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund. The Declaration of Trust provides for indemnification by the Fund for all losses and expenses of any shareholder held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

     Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), all dividends and capital gains distributions ("Distributions") declared by the Trust will be automatically reinvested in additional full and fractional shares of the Trust ("Shares") unless (i) a shareholder elects to receive cash or (ii)
Shares are held in nominee name, in which event the nominee should be consulted as to participation in the Plan. Shareholders that participate in the Plan ("Participants") may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the "Agent"), and a service fee of $.75.

     Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the "NYSE"), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

     Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

     There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan.
Participants will receive tax information annually for their personal records and to assist in Federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

     The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box
173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

     The Fund presently has provisions in its Declaration of Trust and By-Laws (together, the "Charter Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Charter Documents or effect changes in the Fund's management. Those provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Specifically, under the Fund's Declaration of Trust, the affirmative vote of the holders of not less than two thirds (66-2/3%) of the Fund's Shares outstanding and entitled to vote is required to authorize the consolidation of the Fund with another entity, a merger of the Fund with or into another entity
(except for certain mergers in which the Fund is the successor), a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund, the conversion of the Fund to an open-end company, and any amendment of the Fund's Declaration of Trust that would affect any of the other provisions requiring a two-thirds vote. However, a "majority" shareholder vote, as defined in the Charter Documents, shall be sufficient to approve any of the foregoing transactions that have been recommended by two-thirds of the Trustees. Notwithstanding the foregoing, if a corporation, person or entity is directly, or indirectly through its affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, the affirmative vote of 80% (which is higher than that required under the 1940 Act) of the outstanding Shares of the Fund is required generally to authorize any of the following transactions or to amend the provisions of the Declaration of Trust relating to transactions involving: (i) a merger or consolidation of the Fund with or into any such corporation or entity, (ii) the issuance of any securities of the Fund to any such corporation, person or entity for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any such corporation, entity or person (except assets having an aggregate market value of less than $1,000,000); or (iv) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any such corporation, entity or person (except assets having an aggregate fair market value of less than $1,000,000). If two-thirds of the Board of Trustees has approved a memorandum of understanding with such beneficial owner, however, a majority shareholder vote will be sufficient to approve the foregoing transactions. Reference is made to the Charter Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

     2.  Inapplicable.

     3.  Inapplicable.

     4. The Fund qualified for treatment as, and elected to be, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code for its taxable year ended October 31, 1995, and intends to continue to qualify as a RIC for each subsequent taxable year. However, the Fund reserves the right not to qualify under Subchapter M as a RIC in any year or years.

     For each taxable year that the Fund qualifies for treatment as a RIC, the Fund (but not its shareholders) will not be required to pay Federal income tax. Shareholders will normally have to pay Federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions derived from net investment income or short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Shares or in cash. Since the Fund's income is expected to be derived primarily from interest rather than dividends, only a small portion, if any, of such dividends and distributions is expected to be eligible for the Federal dividends-received deduction available to corporations. The Fund does not anticipate that any portion of its dividends or distributions will qualify for pass-through treatment as "exempt-interest dividends" since less than 50% of its assets is permitted to be invested in municipal obligations.

     Long-term or short-term capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. For
Federal income tax purposes, if a capital gain distribution is received with respect to Shares held for six months or less, any loss on a subsequent sale or exchange of such Shares will be treated as long-term capital loss to the extent of such long-term capital gain distribution. Capital gains distributions are not eligible for the dividends-received deduction.

     Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to Federal income taxes. If the net asset value of the Shares should be reduced below a shareholder's cost as a result of the payment of dividends or realized long-term capital gains, such payment would be a return of the shareholder's investment capital to the extent of such reduction below the shareholder's cost, but nonetheless could be fully taxable.

     The tax treatment of listed put and call options written or purchased by the Fund on debt securities and of future contracts entered into by the Fund will be governed by Section 1256 of the Internal Revenue Code. Absent a tax election to the contrary, each such position held by the Fund will be marked-to-market (i.e., treated as if it were closed out) on the last business day of each taxable year of the Fund, and all gain or loss associated with transactions in such positions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Positions of the Fund which consist of at least one debt security and at least one option or futures contract which substantially diminishes the Fund's risk of loss with respect of such debt security could be treated as "mixed straddles" which are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles which reduce or eliminate the operation of the straddle rules. Furthermore, as a regulated investment company, the Fund would be subject to the requirement that less than 30% of its gross income be derived from gains on the sale or other disposition of securities held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions. The Fund will monitor its transactions in options and futures contracts and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code. Such tax election may result in an increase in distribution of ordinary income (relative to long-term capital gains) to shareholders.

     The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year.
As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     It is the Fund's present policy, which may be changed by the Board of Trustees, to pay monthly dividends to shareholders from net investment income of the Fund. The Fund intends to distribute all of its net investment income on an annual basis. The Fund will distribute all of its net realized long-term and short-term capital gains, if any, at least once per year. The Fund may, but is not required to, make such distributions on a more frequent basis to the extent permitted by applicable law and regulations.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute a specified minimum percentage (currently 98%) of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of that year, or else the Fund must pay an excise tax on amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Adviser might determine in a particular year it would be in the best interests of the Fund not to make such distributions at the mandated level and to pay the excise tax which would reduce the amount available for distributions to shareholders.
If the Fund pays a dividend in January which was declared in the previous December to shareholders of record on a date in December, then such dividend or distribution will be treated for tax purposes as being paid in December and will be taxable to shareholders as if received in December.

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), all of the Fund's dividends and distributions to shareholders will be reinvested in full and fractional Shares. With respect to distributions made in Shares issued by the Fund pursuant to the Plan, the amount of the distribution for tax purposes is the fair market value of the Shares issued on the reinvestment date. In the case of Shares purchased on the open market, a participating shareholder's tax basis in each Share is its cost. In the case of Shares issued by the Fund, the shareholder's tax basis in each Share received is its fair market value on the reinvestment date.

     Distributions of investment company taxable income to shareholders who are nonresident alien individuals or foreign corporations will generally be subject to a 30% United States withholding tax under provisions of the Internal Revenue Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty.

          Under Section 988 of the Code, foreign currency gain or loss with respect to foreign currency-denominated debt instruments and other foreign currency-denominated positions held or entered into by the Fund will be ordinary income or loss. In addition, foreign currency gain or loss realized with respect to certain foreign currency "hedging" transactions will be treated as ordinary income or loss.

    5.  The following information is provided as of February 15, 1996:


     (1)               (2)              (3)                (4)
                                                           Amount
                                        Amount Held        Outstanding
                                        by Registrant      Exclusive of
                       Amount           or for its         Amount Shown
     Title of Class    Authorized       Account            Under (3)
     Shares of         Unlimited        None               29,116,068
     Beneficial
     Interest, $.01
     par value

Item 11.  Defaults and Arrears on Senior Securities.

          Inapplicable.


Item 12.  Legal Proceedings.

          Inapplicable.

Item 13.  Table of Contents of the Statement of Additional Information.

          Reference is made to Item 15 of the Statement of Additional
Information.

Oppenheimer Multi-Sector Income Trust

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

    Statement of Additional Information dated February 29, 1996

     This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 29, 1996. It should be read together with the Prospectus, and the Registration Statement on Form N-2, of which the Prospectus and this Statement of Additional Information are a part, can be inspected and copied at public reference facilities maintained by the Securities and Exchange Commission (the "SEC") in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., 20549.

TABLE OF CONTENTS

                                                           Page

Investment Objective and Policies                          *
Management                                                 35
Control Persons and Principal Holders of Securities        40
Investment Advisory and Other Services                     *
Brokerage Allocation and Other Practices                   40
Tax Status                                                 *
Financial Statements                                       43


______________________
*See Prospectus

PART B


INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.  Cover Page.

          Reference is made to the preceding page.

Item 15.  Table of Contents.

          Reference is made to the preceding page and to Items 16 through 23 of the Statement of Additional Information set forth below.

Item 16.  General Information and History.

          Inapplicable.

Item 17.  Investment Objective and Policies.

          Reference is made to Item 8 of the Prospectus.

Item 18.   Management.

          1 and 2. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Enterprise Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust and
Oppenheimer Multi-Government Trust (the "New York-based OppenheimerFunds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack and Ms. Macaskill, respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund.

     Leon Levy, Chairman of the Board of Trustees; Age:  70
     31 West 52nd Street, New York, New York 10019
     General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

     Bridget A. Macaskill, President and Trustee*; Age:  47
     Two World Trade Center, New York, New York 10048-0203
     President, Chief Executive Officer and a Director of the Adviser; Chairman and a Director of SSI; President and a Director of OAC, HarbourView, and of Oppenheimer Partnership Holdings, Inc., the latter being a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.

     Robert G. Galli, Trustee*; Age:  62
     Vice Chairman of the Adviser and Vice President and Counsel of Oppenheimer Acquisition Corp., the Adviser's parent holding company; formerly he held the following positions: a director of the Adviser and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Adviser, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Adviser, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Adviser and the Distributor.

     Benjamin Lipstein, Trustee; Age:  72
     591 Breezy Hill Road, Hillsdale, New York 12529
     Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

     Elizabeth B. Moynihan, Trustee; Age:  66
     801 Pennsylvania Avenue, N.W., Washington, DC 20004
     Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commission on Education and Culture.

     Kenneth A. Randall, Trustee; Age:  68
     6 Whittaker's Mill, Williamsburg, Virginia 23185
     A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), Fidelity Life Association (mutual life insurance company); formerly Chairman of the Board of ICL, Inc. (information systems) and President and Chief Executive Officer of the Conference Board, Inc. (international economic and business research).

     Edward V. Regan, Trustee; Age:  65
     40 Park Avenue, New York, New York 10016
     Chairman of Municipal Assistance Corporation for the City of New York; President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director or GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

_____________________________________
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

     Russell S. Reynolds, Jr., Trustee; Age:  64
     200 Park Avenue, New York, New York 10166
     Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

     Sidney M. Robbins, Trustee; Age:  83
     50 Overlook Road, Ossining, New York 10562
     Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

     Donald W. Spiro, Trustee*; Age:  70
     Chairman Emeritus and a director of the Adviser; formerly Chairman of the Adviser and the Distributor.

     Pauline Trigere, Trustee; Age:  83
     498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

     Clayton K. Yeutter, Trustee; Age:  65
     1325 Merrie Ridge Road, McLean, Virginia 22101
     Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

     Thomas P. Reedy, Vice President and Portfolio Manager; Age:  33
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Manager.

     David Rosenberg, Vice President and Portfolio Manager; Age:  37
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly an officer and Portfolio Manager for Delaware Investment Advisors and for one of its mutual funds.

     __________________________
     * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


     Ashwin Vasan, Vice President and Portfolio Manager; Age: 33
     Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser, prior to which he was a Securities Analyst for Citibank, N.A.

     Andrew J. Donohue, Secretary; Age:  45
     Executive Vice President and General Counsel of the Adviser and the Distributor; an officer of other Oppenheimer funds; President and a director of Centennial; formerly Senior Vice President and Associate General Counsel of the Adviser and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

     George C. Bowen, Treasurer; Age:  59
     3410 South Galena Street, Denver, Colorado 80231
     Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert G. Zack, Assistant Secretary; Age:  47
     Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

     Robert Bishop, Assistant Treasurer; Age:  37
     3410 South Galena Street, Denver, Colorado  80231
     Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm; and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

     Scott Farrar, Assistant Treasurer; Age:  30
     3410 South Galena Street, Denver, Colorado 80231
     Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

     The Board of Trustees does not have an executive or investment committee. The Trustees of the Fund have appointed a study committee consisting of Messrs. Robbins (Chairman) and Lipstein and Mrs. Moynihan, none of whom is an "interested person" of the Adviser or the Fund. The study committee's function is to report to the Board on matters that include (i) legal and regulatory developments, (ii) periodic renewals of the Advisory Agreement, (iii) review of the transfer agent and registrar agreement, (iv) review of the administrative services provided by Mitchell Hutchins Asset Management, Inc., (v) portfolio management, (vi) valuation of portfolio securities,
(vii) custodian relationships and use of foreign subcustodians, (viii) code of ethics matters, policy on use of insider information, (ix) consideration of tender offers and other repurchases of fund shares and possible conversion to open-end status, and (x) indemnification and insurance of the Fund's officers and trustees.

     3.  Inapplicable.

     4. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Adviser (Messrs. Galli and Spiro and Ms. Macaskill; Ms. Macaskill is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below from all 18 of the New York-based Oppenheimer funds (including the Fund) listed in the first paragraph of Item 18, parts 1 and 2 (and from Oppenheimer Global Environment Fund, Oppenheimer Time Fund and Oppenheimer Mortgage Income Fund, which ceased operations) for services in the positions shown:


                                                                              Total Compensation From All
Name                                   Position                               New York-based OppenheimerFunds1
Leon Levy                              Chairman and Trustee                   $141,000
Benjamin Lipstein                      Study Committee Member and             $ 86,200
                                       Trustee
Elizabeth B. Moynihan                  Study Committee Member and             $ 86,200
                                       Trustee
Kenneth A. Randall                     Audit Committee Member and             $ 78,400
                                       Trustee
Edward V. Regan                        Audit Committee Member and             $ 68,800
                                       Trustee
Russell S. Reynolds, Jr.               Trustee                                $ 52,100
Sidney M. Robbins                      Study Committee Chairman,              $122,100
                                       Audit Committee Vice-Chairman
                                       and Trustee
Pauline Trigere                        Trustee                                $ 52,100
Clayton K. Yeutter                     Trustee                                $ 52,100

______________________
1  For the 1995 calendar year.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. As of October 31, 1995, payments of $2,026 have been made by the Fund under the plan. The total accrual by all the New York-based Oppenheimer funds referred to in the preceding paragraph for their collective projected benefit obligations under the plan was $2,560,500 as of October 31, 1995.

Item 19.  Control Persons and Principal Holders of Securities.

     1.  Inapplicable.

     2. As of February 6, 1996, the only persons owning of record or known by the Fund to own beneficially 5% or more of the outstanding Shares were: (i) Cede & Co., c/o Depository Trust Co., 7 Hanover Square, 22nd Floor Dividend Department, New York, New York 10004, a nominee which owned of record 23,550,961.939 Shares (approximately 81% of the Shares then outstanding).

     3. As of February 15, 1996, the trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares.

Item 20.  Investment Advisory and Other Services.

          Reference is made to Item 9 of the Prospectus.

Item 21.  Brokerage Allocation and Other Practices.

          1 and 2. During the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid approximately $25,643, $16,685 and $48,614, respectively, in brokerage commissions. The Fund will not effect portfolio transactions through any broker (i) which is an affiliated person of the Fund, (ii) which is an affiliated person of such affiliated person or (iii) an affiliated person of which is an affiliated person of the Fund or its Adviser. There is no principal underwriter of shares of the Fund. As most purchases of portfolio securities made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. Transactions in foreign securities markets generally involve the payment of fixed brokerage commissions, which are usually higher than those in the United States. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

     3. The Advisory Agreement between the Fund and the Advisor (the "Advisory Agreement") contains provisions relating to the selection of brokers, dealers and futures commission merchants (collectively referred to as "brokers") for the Fund's portfolio transactions. The Adviser is authorized by the Advisory Agreement to employ brokers as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. The Fund will not effect portfolio transactions through affiliates of the Adviser.

     Certain other investment companies advised by the Adviser and its affiliates have investment objectives and policies similar to those of the Fund. If possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Adviser or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. If transactions on behalf of more than one fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the security to which the option relates.

     Under the Advisory Agreement, if brokers are used for portfolio transactions, the Adviser may select brokers for their execution and/or research services, on which no dollar value can be placed. Information received by the Adviser for those other accounts may or may not be useful to the Fund. The commissions paid to such dealers may be higher than another qualified dealer would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. Subject to applicable regulations, sales of shares of the Fund and/or investment companies advised by the Adviser or its affiliates may also be considered as a factor in directing transactions to brokers, but only in conformity with the price, execution and other considerations and practices discussed above.

     Such research, which may be provided by a broker through a third party, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Adviser, to make available additional views for consideration and comparisons, and to enable the Adviser to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

     4. During the fiscal years ended October 31, 1993, 1994 and 1995, $12,852, $2,689 and $0 were paid to brokers as commissions in return for research services.

     5.  Inapplicable.

Item 22.  Tax Status.

          Reference is made to Item 10 of the Prospectus.


Item 23.  Financial Statements.

          1.        Statement of Investments

          2.        Statement of Assets and Liabilities

          3.        Statement of Operations

          4.        Statements of Changes in Net Assets

          5.        Financial Highlights

          6.        Notes to Financial Statements

          7.        Independent Auditors' Report

          8.        Independent Auditors' Consent

INDEPENDENT AUDITORS' REPORT
Oppenheimer Multi-Sector Income Trust

The Board of Trustees and Shareholders of
Oppenheimer Multi-Sector Income Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Multi-Sector Income Trust as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the seven-year period then ended and the period from March 24, 1988 (commencement of operations) to October 31, 1988. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period then ended and the period from March 24, 1988 (commencement of operations) to October 31, 1988, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
November 21, 1995

STATEMENT OF INVESTMENTS October 31, 1995
Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
U.S. GOVERNMENT SECTOR -- 11.2%
TREASURY -- 11.2%
U.S. Treasury Bonds:
  8.125%, 8/15/19 (2)..............................................    $    7,893,000        $  9,501,199
  8.75%, 5/15/20...................................................         4,000,000           5,132,500
  8.875%, 8/15/17..................................................         8,020,000          10,313,213
U.S. Treasury Nts., 8%, 5/15/01....................................         7,300,000           8,039,125
                                                                                             ------------
Total U.S. Government Sector (Cost $30,938,107)....................                            32,986,037
                                                                                             ------------

                                                                           Units
                                                                       --------------
CONVERTIBLE SECTOR -- 1.1%
RIGHTS, WARRANTS AND CERTIFICATES -- 0.3%
American Telecasting, Inc. Wts., Exp. 6/99.........................             4,750              15,438
Ames Department Stores, Inc.:
  Excess Cash Flow Payment Certificates, Series AG-7A..............            40,300                 403
  Litigation Trust.................................................           128,889               1,289
Becker Gaming, Inc. Wts., Exp. 11/00 (3)...........................            25,000              25,000
Federated Department Stores, Inc. Wts.:
  Cl. C, Exp. 12/99................................................            26,963             182,000
  Cl. D, Exp. 12/01................................................            26,963             185,371
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99.....................             1,000              10,000
Gaylord Container Corp. Wts., Exp. 7/96............................            50,625             363,867
OSI Specialties Corp. Wts., 4/99 (4)...............................               500               3,250
Purity Supreme, Inc. Wts., Exp. 8/97 (3)...........................             7,797                 156
SD Warren Co. Wts., Exp. 12/06 (4).................................            20,000             140,000
Terex Corp. Rts., Exp. 7/96 (4)....................................               186                   9
                                                                                             ------------
                                                                                                  926,783
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                                             Market Value
                                                                           Shares             See Note 1
                                                                       --------------        ------------
PREFERRED STOCKS -- 0.8%
California Federal Bank, 10.625% Non-Cum., Series B................             1,995        $    215,460
First Nationwide Bank, 11.50% Non-Cum. ............................            10,000           1,135,000
SD Warren Co., 14% Sr. Exchangeable Preferred Stock (4)............            20,000             650,000
SDW Holdings Corp., Units (each unit consists of ten shares of sr.
  exchangeable preferred stock and one cl. B warrant to purchase
  one share of common stock) (4)(5)(6).............................             1,875             543,750
                                                                                             ------------
                                                                                                2,544,210
                                                                                             ------------
Total Convertible Sector (Cost $2,732,855).........................                             3,470,993
                                                                                             ------------
CORPORATE SECTOR -- 31.8%
COMMON STOCKS -- 0.4%
Capital Gaming International, Inc. (6).............................             7,198               1,539
Gaylord Container Corp. (6)........................................            20,000             152,500
Grand Union Co. (6)................................................            40,000             430,000
Hollywood Casino Corp. (6).........................................            40,000             245,000
Kash 'N Karry Food Stores, Inc. (6)................................            10,000             220,000
Triangle Wire & Cable, Inc. (3)(6).................................            84,444             168,888
                                                                                             ------------
                                                                                                1,217,927
                                                                                             ------------

                                                                            Face
                                                                         Amount(1)
                                                                       --------------

CORPORATE BONDS AND NOTES -- 31.4%
BASIC INDUSTRY -- 3.9%
Chemicals -- 0.2%
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03................    $      500,000             532,500
                                                                                             ------------
Metals/Mining -- 1.3%
Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03........         1,000,000           1,072,850
Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02.........         2,000,000           2,055,000
UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05..........           530,000             597,575
                                                                                             ------------
                                                                                                3,725,425
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Paper -- 2.1%
Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01..................    $      500,000        $    515,000
Repap Wisconsin, Inc.:
  9.25% First Priority Sr. Sec. Nts., 2/1/02.......................         2,250,000           2,182,500
  9.875% Second Priority Sr. Nts., 5/1/06..........................           750,000             727,500
Riverwood International Corp., 11.25% Sr. Sub. Nts., 6/15/02.......           650,000             695,500
SD Warren Co., 12% Sr. Sub. Nts., 12/15/04.........................         1,150,000           1,282,250
Stone Container Corp., 10.75% First Mtg. Nts., 10/1/02.............           750,000             787,500
                                                                                             ------------
                                                                                                6,190,250
                                                                                             ------------
Steel -- 0.3%
WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02............         1,000,000             962,500
                                                                                             ------------
CONSUMER RELATED -- 8.4%
Consumer Products -- 0.9%
Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
  Series B, 10.591%, 5/27/98 (14)..................................         1,250,000             998,438
Revlon Consumer Products Corp., 10.50% Sr. Sub. Nts.,
  Series B, 2/15/03................................................           500,000             516,875
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05 (4)................           500,000             481,875
Selmer Co., Inc., 11% Sr. Sub. Nts., 5/15/05.......................           500,000             492,500
                                                                                             ------------
                                                                                                2,489,688
                                                                                             ------------
Food/Beverages/Tobacco -- 0.7%
Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03.............         1,000,000           1,002,500
Di Giorgio Corp., 12% Sr. Nts., 2/15/03............................           750,000             579,375
Specialty Foods Corp., 11.125% Sr. Nts., Series A, 10/1/02 (4).....           500,000             477,500
                                                                                             ------------
                                                                                                2,059,375
                                                                                             ------------
Healthcare -- 2.0%
AmeriSource Corp., 11.25% Sr. Debs., 7/15/05 (7)...................           250,000             271,250
Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04...............         1,000,000           1,087,500
Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02.........         1,500,000           1,650,000
Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05..............         1,500,000           1,623,750
Total Renal Care, Inc., Units (each unit consists of $1,000
  principal amount of 0%/12% sr. sub. disc. nts., 8/15/04 and nine
  shares of non-voting Cl. B common stock) (5)(8)..................         1,150,000           1,155,750
                                                                                             ------------
                                                                                                5,788,250
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                             Face             Market Value
                                                                          Amount(1)            See Note 1
                                                                        --------------        ------------
Hotel/Gaming -- 3.5%
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00
  (3)..............................................................    $      550,000        $    434,500
Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04.........................           500,000             542,500
Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts., 10.901%,
  6/15/98 (14).....................................................           500,000             388,125
Bally's Park Place Funding, Inc., 9.25% Gtd. First Mtg. Nts.,
  3/15/04..........................................................           500,000             495,625
Boyd Gaming Corp., 10.75% Sr. Sub. Nts., 9/1/03....................           750,000             793,125
Capital Gaming International, Inc. Promissory Nts. (6).............             5,500                  --
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
  11/15/00 (3)(6)..................................................           200,000             178,000
Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02...         1,250,000           1,262,500
HMH Properties, Inc., 9.50% Sr. Sec. Nts., 5/15/05 (4).............         1,000,000           1,007,500
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02
  (4)..............................................................           500,000             526,250
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05 (4).......         1,500,000           1,470,000
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03................         1,700,000           1,644,750
Trump Plaza Funding, Inc., 10.875% Gtd. Mtg. Nts., 6/15/01.........           850,000             799,000
Trump Taj Mahal Funding, Inc., 11.35% Debs., Series A, 11/15/99....         1,000,000             859,685
                                                                                             ------------
                                                                                               10,401,560
                                                                                             ------------
Restaurants -- 0.5%
Carrols Corp., 11.50% Sr. Nts., 8/15/03............................           500,000             500,000
Flagstar Corp., 10.75% Sr. Nts., 9/15/01...........................           500,000             466,250
Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99............................           500,000             463,750
                                                                                             ------------
                                                                                                1,430,000
                                                                                             ------------
Textile/Apparel -- 0.8%
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03...         1,000,000             945,000
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05...........         1,500,000           1,507,500
                                                                                             ------------
                                                                                                2,452,500
                                                                                             ------------
ENERGY -- 2.5%
Chesapeake Energy Corp., 10.50% Sr. Nts., 6/1/02...................           500,000             507,500
Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05............           500,000             523,750
Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01.......         1,000,000           1,052,500
Giant Industries, Inc., 9.75% Sr. Sub. Nts., 11/15/03..............           250,000             255,000
Kelley Oil & Gas Corp., 13.50% Sr. Nts., 6/15/99...................           850,000             726,750
OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02............         1,000,000           1,137,500

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
ENERGY (CONTINUED)
Petroleum Heat & Power Co., Inc.:
  12.25% Sub. Debs., 2/1/05........................................    $      750,000        $    828,750
  9.375% Sub. Debs., 2/1/06........................................           400,000             380,000
Santa Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04.......         1,000,000           1,075,000
United Meridian Corp., 10.375% Sr. Sub. Nts., 10/15/05.............           700,000             719,250
                                                                                             ------------
                                                                                                7,206,000
                                                                                             ------------
FINANCIAL SERVICES -- 1.1%
Diversified Financial -- 0.6%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98......................           750,000             671,250
Olympic Financial Ltd., 13% Sr. Nts., 5/1/00.......................         1,000,000           1,095,000
                                                                                             ------------
                                                                                                1,766,250
                                                                                             ------------
Insurance -- 0.5%
American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04...........           790,000             825,550
Chartwell Re Corp., 10.25% Sr. Nts., 3/1/04........................           500,000             502,500
                                                                                             ------------
                                                                                                1,328,050
                                                                                             ------------
HOUSING RELATED -- 1.2%
Building Materials -- 0.9%
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03........................         1,000,000             945,000
Southdown, Inc., 14% Sr. Sub. Nts., Series B, 10/15/01.............         1,500,000           1,657,500
                                                                                             ------------
                                                                                                2,602,500
                                                                                             ------------
Homebuilders/Real Estate -- 0.3%
NVR, Inc., 11% Gtd. Sr. Nts., 4/15/03..............................           500,000             487,500
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Nts.,
  4/1/02...........................................................           500,000             518,750
                                                                                             ------------
                                                                                                1,006,250
                                                                                             ------------
MANUFACTURING -- 1.5%
Aerospace/Electronics/Computers -- 0.5%
Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01.......................           500,000             517,500
Unisys Corp., 13.50% Credit Sensitive Nts., 7/1/97 (9).............         1,000,000           1,025,000
                                                                                             ------------
                                                                                                1,542,500
                                                                                             ------------
Automotive -- 1.0%
Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B,
  8/1/04...........................................................         1,350,000           1,434,375
Foamex LP/JPS Automotive Corp., 0%/14% Sr. Disc. Nts.,
  Series B, 7/1/04 (8).............................................         1,000,000             562,500
JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01...........         1,000,000           1,015,000
                                                                                             ------------
                                                                                                3,011,875
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Capital Goods -- 0.0%
Farley, Inc., Zero Coupon Sub. Debs., 14.167%, 12/30/12 (14).......    $      198,000        $     19,107
                                                                                             ------------
MEDIA -- 4.6%
Broadcasting -- 1.5%
New World Communications Group Holding Corp., Zero Coupon Sr. Disc.
  Nts., Series B, 11.907%, 6/15/99 (14)............................         1,250,000             843,750
Paxson Communications Corp., 11.625% Sr. Sub. Nts.,
  10/1/02 (4)......................................................           500,000             492,500
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05.........         1,600,000           1,652,000
Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01....         1,300,000           1,417,000
                                                                                             ------------
                                                                                                4,405,250
                                                                                             ------------
Cable Television -- 2.5%
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts.,
  6/15/04 (8)......................................................         1,022,000             666,855
Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05..............           300,000             302,250
Cablevision Industries Corp., 10.75% Sr. Nts., 1/30/02.............           500,000             545,625
Century Communications Corp., 9.50% Sr. Nts., 3/1/05...............         1,000,000           1,012,500
Comcast Corp., 10.625% Sr. Sub. Debs., 7/15/12.....................           500,000             550,000
Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13.............           800,000             844,000
Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B,
  11/1/03 (9)......................................................           625,000             584,375
International CableTel, Inc., 0%/10.875% Sr. Deferred Coupon Nts.,
  10/15/03 (8).....................................................         1,000,000             682,500
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp., 0%/13.50%
  Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04 (8)..................           250,000             175,000
People's Choice TV Corp., Units (each unit consists of $1,000 principal amount of 0%/13.125% sr. disc. nts., 6/1/04 and one
  warrant to purchase 1.427 shares of common stock) (5)(8).........           250,000             139,375
PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts., 10/1/03
  (8)..............................................................         1,700,000           1,258,000
Wireless One, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. nts. and three warrants to purchase one share
  of common stock at $11.55) (5)...................................           650,000             674,375
                                                                                             ------------
                                                                                                7,434,855
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Diversified Media -- 0.5%
Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts.,
  8/1/03 (8).......................................................    $    2,000,000        $  1,605,000
                                                                                             ------------
Publishing/Printing -- 0.1%
Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs.,
  Series B, 3/1/05 (8).............................................           500,000             315,000
                                                                                             ------------
OTHER -- 0.6%
Environmental -- 0.1%
Envirotest Systems Corp., 9.125% Sr. Nts., 3/15/01.................           500,000             392,500
                                                                                             ------------
Services -- 0.5%
Protection One Alarm Monitoring, Inc., Units (each unit consists of ten $1,000 principal amount of 0%/13.625% sr. sub. disc. nts.,
  6/30/95 and 32 warrants, each warrant entitles holder to purchase
  1 share of Protection One, Inc. common stock) (4)(5).............         2,000,000           1,430,000
                                                                                             ------------
RETAIL -- 3.9%
Drug Stores -- 0.5%
Duane Reade, 12% Sr. Nts., Series B, 9/15/02.......................           750,000             691,875
Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03....................           750,000             798,750
                                                                                             ------------
                                                                                                1,490,625
                                                                                             ------------
Specialty Retailing -- 1.2%
Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts.,
  Series B, 9/1/03.................................................         1,000,000             932,500
Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01................           750,000             746,250
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03................           850,000             837,250
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05 (4).....         1,000,000           1,075,000
                                                                                             ------------
                                                                                                3,591,000
                                                                                             ------------
Supermarkets -- 2.2%
Grand Union Co., 12% Sr. Nts., 9/1/04..............................         3,100,000           2,999,250
Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03 (7).......           899,600             884,569
Penn Traffic Co., 9.625% Sr. Sub. Nts., 4/15/05....................         3,000,000           2,190,000
Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04......................           500,000             503,750
                                                                                             ------------
                                                                                                6,577,569
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
TRANSPORTATION -- 0.9%
Railroads -- 0.6%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc.
  Nts., Series B, 12/15/03 (8).....................................    $    2,500,000        $  1,637,500
                                                                                             ------------
Shipping -- 0.3%
Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04..........           900,000             922,500
                                                                                             ------------
UTILITIES -- 2.8%
Electric Utilities -- 0.1%
DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00..........           300,000             264,750
                                                                                             ------------
Telecommunications -- 2.7%
Cellular Communications International, Inc., Units (each unit consists of $1,000 principal amount of zero coupon sr. disc.
  nts., 8/15/00 and one warrant to purchase 1.126 shares of common
  stock) (5).......................................................         2,500,000           1,425,000
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03 (8)..........         2,000,000           1,560,000
Horizon Cellular Telephone LP/Horizon Finance Corp., 0%/11.375%
  Sr. Sub. Disc. Nts., 10/1/00 (8).................................         2,000,000           1,710,000
In-Flight Phone Corp., Units (each unit consists of $1,000
  principal amount of 0%/14% sr. disc. nts., series A, 5/15/02 and
  one warrant to purchase one share of common stock) (4)(5)(8).....           900,000             360,000
IntelCom Group (USA), Inc. (ICG) and IntelCom Group, Inc., Units
  (each unit consists of ten 0%/13.50% sr. disc. nts., 9/15/05 of
  ICG and 33 warrants to purchase an equal number of common shares of IntelCom at an exercise price equal to $12.51 per share)
  (4)(5)(8)........................................................         1,250,000             706,250
MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04 (8)....           700,000             542,500
PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01
  (8)..............................................................         2,000,000           1,700,000
                                                                                             ------------
                                                                                                8,003,750
                                                                                             ------------
Total Corporate Sector (Cost $92,473,078)..........................                            93,802,806
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
INTERNATIONAL SECTOR -- 32.0%
FOREIGN CERTIFICATES OF DEPOSIT -- 5.4%
Bank Pacific CD, Zero Coupon, 17.947%, 3/5/96 (10)(14) (IDR).......     1,000,000,000        $    412,373
Citibank, 11.75% CD, 11/8/95 (10) (CLP)............................     2,483,246,287           5,988,775
CS First Boston, Inc. CD,
  15.75%, 6/11/96 (4)(10) (IDR)....................................     4,448,000,000           1,958,608
  12.50%, 12/21/95 (4)(10) (ARA)...................................         1,500,000           1,500,191
Indonesia (Republic of) Bank Negara CD, Zero Coupon, 15.909%,
  6/17/96 (10)(14) (IDR)...........................................     4,000,000,000           1,582,563
Thai Military Bank Ltd. CD:
  11%, 11/30/95 (10) (THB).........................................        75,000,000           2,980,919
  11%, 12/15/95 (10) (THB).........................................        20,000,000             794,912
  10%, 1/31/96 (10) (THB)..........................................        20,000,000             794,671
                                                                                             ------------
                                                                                               16,013,012
                                                                                             ------------
FOREIGN CORPORATE BONDS AND NOTES -- 6.2%
BASIC INDUSTRY -- 0.9%
Paper -- 0.9%
APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05...           500,000             512,500
QUNO Corp., 9.125% Sr. Nts., 5/15/05...............................         1,500,000           1,507,500
Repap New Brunswick, Inc., 9.25% First Priority Sr. Sec. Nts.,
  7/15/00 (9)......................................................           600,000             600,000
                                                                                             ------------
                                                                                                2,620,000
                                                                                             ------------
CONSUMER RELATED -- 0.6%
Textile/Apparel -- 0.6%
PT Polysindo Eka Perkasa:
  13% Sr. Nts., 6/15/01............................................         1,000,000           1,045,000
  Zero Coupon Promissory Nts., 17.899%, 10/23/96 (14) (IDR)........     2,000,000,000             704,535
                                                                                             ------------
                                                                                                1,749,535
                                                                                             ------------
FINANCIAL SERVICES -- 2.7%
Banks & Thrifts -- 1.9%
Banco Bamerindus do Brasil SA:
  10.50% Debs., 6/23/97............................................           500,000             475,000
  11% Unsub. Unsec. Nts., 11/24/97.................................         1,800,000           1,710,000
Banco Ganadero SA, Zero Coupon:
  Nts., 9.928%, 7/1/96 (4)(14).....................................         1,000,000             938,636
  Sr. Unsub. Unsec. Nts., 9.928%, 6/15/96 (4)(14)..................           500,000             471,338

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Banks & Thrifts (Continued)
Banco Mexicano SA, 8% Sr. Unsub. Unsec. Exchangeable Medium-Term
  Nts., 11/4/98....................................................    $    1,000,000        $    861,250
Morgan Stanley Group, 14.25% Indian Rupee Indexed Nts.,
  6/26/96 (INR)....................................................        15,705,000             459,210
Rabobank Nederland, 11.05% Sr. Unsec. Debs., 12/12/97 (ITL)........     1,175,000,000             742,598
                                                                                             ------------
                                                                                                5,658,032
                                                                                             ------------
Diversified Financial -- 0.8%
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98..................         1,250,000           1,043,750
KfW International Finance, Inc., 11.625% Gtd. Nts., 11/27/98
  (ITL)............................................................     2,175,000,000           1,393,356
                                                                                             ------------
                                                                                                2,437,106
                                                                                             ------------
MEDIA -- 1.4%
Cable Television -- 1.1%
Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04 (8).........         1,250,000             854,688
Diamond Cable Communications PLC, 0%/13.25% Sr. Disc. Nts., 9/30/04
  (8)..............................................................           750,000             513,750
TeleWest Communications PLC, 0%/11% Sr. Disc. Debs., 10/1/07 (8)...         2,000,000           1,170,000
Videotron Holdings PLC, 0%/11% Sr. Disc. Nts., 8/15/05 (8).........         1,000,000             596,250
                                                                                             ------------
                                                                                                3,134,688
                                                                                             ------------
Entertainment/Film -- 0.3%
Imax Corp., 7% Sr. Nts., 3/1/01 (11)...............................         1,000,000             967,500
                                                                                             ------------
OTHER -- 0.6%
Services -- 0.6%
Acetex Corp., 9.75% Sr. Sec. Nts., 10/1/03 (4).....................         1,750,000           1,802,500
                                                                                             ------------
FOREIGN GOVERNMENT OBLIGATIONS -- 19.0%
Argentina -- 1.3%
Argentina (Republic of):
  Medium-Term Nts., 8%, 8/9/97 (NLG)...............................         5,800,000           3,597,154
  Sr. Unsec. Unsub. Bonds, 13.45%, 10/21/97 (ITL)..................       450,000,000             284,576
                                                                                             ------------
                                                                                                3,881,730
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Australia -- 1.4%
First Australia National Mortgage Acceptance Corp. Ltd. Bonds,
  Series 22, 11.40%, 12/15/01 (AUD)................................         3,877,320        $  3,173,724
South Australia Government Finance Gtd. Bonds,
  12.50%, 10/15/00 (AUD)...........................................         1,150,000           1,016,120
                                                                                             ------------
                                                                                                4,189,844
                                                                                             ------------
Brazil -- 1.3%
Banco do Estado de Sao Paulo SA Nts., 9.25%, 10/4/96...............         1,000,000             960,000
Banco Estado Minas Gerais, 8.25%, 2/10/00..........................         1,000,000             820,000
Brazil (Federal Republic of) Eligible Interest Bonds, 6.812%,
  4/15/06 (9)......................................................         3,000,000           1,995,000
                                                                                             ------------
                                                                                                3,775,000
                                                                                             ------------
Bulgaria -- 0.8%
Bulgaria (Republic of) Interest Arrears Bonds, 6.75%, 7/28/11
  (9)..............................................................         5,500,000           2,440,625
                                                                                             ------------
Costa Rica -- 0.4%
Central Bank of Costa Rica Principal Bonds, Series A, 6.25%,
  5/21/10..........................................................         1,900,000           1,111,500
                                                                                             ------------
Ecuador -- 0.2%
Ecuador (Republic of) Disc. Bonds, 6.812%, 2/28/25 (9).............         1,500,000             750,000
                                                                                             ------------
Great Britain -- 1.2%
United Kingdom Treasury Nts., 12.50%, 11/21/05 (GBP)...............         1,800,000           3,597,315
                                                                                             ------------
Ireland -- 0.3%
National Treasury Management Agency (Irish Government) Bonds, 9%,
  7/15/01 (IEP)....................................................           575,000             993,529
                                                                                             ------------
Jamaica -- 0.2%
Jamaica (Government of) 1990 Refinancing Agreement Nts., Tranche A,
  6.75%, 10/16/00 (3)(9)...........................................           875,000             783,125
                                                                                             ------------
Jordan -- 0.1%
Hashemite Kingdom of Jordan Par Bonds, 4%, 12/23/23 (11)...........           500,000             233,750
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Mexico -- 1.9%
Banco Nacional de Comercio Exterior SNC, Zero Coupon, 11.310%,
  12/5/95 (4)(14)..................................................    $    1,500,000        $  1,488,000
Banco Nacional de Obras y Servicios Publicos SA Nts., 10.75%,
  8/16/96..........................................................           500,000             504,375
United Mexican States:
  Combined Facility 3, Loan Participation Agreement, Tranche A,
    6.75%, 9/20/97 (3)(9)..........................................           413,723             287,020
  Nacional Financiera SNC Nts., 13.60%, 4/2/98 (ESP)...............       100,000,000             803,681
  Petroleos Mexicanos Gtd. Medium-Term Nts., 7.60%, 6/15/00........         1,000,000             862,500
  Petroleos Mexicanos Gtd. Sr. Unsec. Nts., 6.875%, 3/8/99 (9).....         2,000,000           1,770,000
                                                                                             ------------
                                                                                                5,715,576
                                                                                             ------------
Morocco -- 1.5%
Morocco (Kingdom of) Loan Participation Agreement:
  Tranche A, 6.688%, 1/1/09 (9)....................................         6,000,000           3,626,250
  Tranche B, 6.688%, 1/1/04 (9)....................................         1,000,000             676,250
                                                                                             ------------
                                                                                                4,302,500
                                                                                             ------------
New Zealand -- 1.6%
New Zealand (Republic of) Bonds, 10%, 7/15/97 (NZD)................         6,800,000           4,669,442
                                                                                             ------------
Norway -- 1.0%
Norwegian Government Gtd. Bonds, 9.50%, 10/31/02 (NOK).............        15,700,000           2,905,074
                                                                                             ------------
Panama -- 1.0%
Panama (Republic of) Debs., 7.25%, 5/10/02 (9).....................         3,500,000           2,870,000
                                                                                             ------------
Philippines -- 0.3%
Philippines (Republic of) Front-Loaded Interest Reduction Bonds,
  Series B, 5%, 6/1/08 (11)........................................         1,000,000             765,625
                                                                                             ------------
Poland -- 0.6%
Poland (Republic of):
  Disc. Bonds, 6.875%, 10/27/24 (9)................................         2,000,000           1,532,500
  Treasury Bills, Zero Coupon, 24.957%, 4/17/96 (14) (PLZ).........         1,000,000             364,614
                                                                                             ------------
                                                                                                1,897,114
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Portugal -- 1.0%
Portugal (Republic of) Gtd. Bonds, Obrigicion do tes Medio Prazo,
  11.875%, 2/23/00 (PTE)...........................................       410,000,000        $  2,859,533
                                                                                             ------------
Spain -- 2.0%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
  12.25%, 3/25/00 (ESP)............................................       683,000,000           5,904,248
                                                                                             ------------
Sweden -- 0.9%
Sweden (Kingdom of) Bonds, Series 1028, 11%, 1/21/99 (SEK).........        15,800,000           2,519,647
                                                                                             ------------

                                                                   Date      Strike   Contracts
                                                                  -------    ------   ---------
PUT OPTIONS PURCHASED -- 0.1%
Brazil (Federal Republic of) Eligible Interest Bonds,
  6.812%, 4/15/06, Put Opt......................................  Jan. 96    $64.75     3,000            44,100
Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
  6.688%, 1/1/09, Put Opt.......................................  Jan. 96     60.25     6,000           161,610
                                                                                                  -------------
                                                                                                        205,710
                                                                                                  -------------

                                                                            Face
                                                                         Amount(1)
                                                                       --------------
STRUCTURED INSTRUMENTS -- 1.3%
Canadian Imperial Bank, 10% Certificate of Deposit British Pound
  Sterling Maximum Rate Linked Nts., 11/8/96 (indexed to the
  3-month GBP LIBOR, multiplied by 9) (3)..........................    $      750,000             762,300
Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
  13.471%, 12/14/95 (indexed to the Nota Do Tesouro Nacional, Zero
  Coupon, 12/13/95) (14)...........................................         1,500,000           1,477,392
Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
  11.245%, 2/15/96 (indexed to the Nota Do Tesouro Nacional, Zero
  Coupon, 2/15/96) (14)............................................         1,500,000           1,452,954
                                                                                             ------------
                                                                                                3,692,646
                                                                                             ------------
Total International Sector (Cost $94,485,900)......................                            94,445,906
                                                                                             ------------
MORTGAGE-BACKED OBLIGATIONS -- 23.0%
GOVERNMENT AGENCY -- 21.8%
FHLMC/FNMA/Sponsored -- 9.6%
Federal Home Loan Mortgage Corp.:
  Certificates of Participation, 12%, 5/1/10-6/1/15................         3,050,721           3,453,450

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
FHLMC/FNMA/Sponsored (Continued)
  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
    Participation Certificates, 6.65%, 4/15/21.....................    $    4,700,000        $  4,648,582
Gtd. Multiclass Mtg. Participation Certificates, 8%, 8/1/24........         4,525,714           4,638,857
Federal National Mortgage Assn.:
  11%, 7/1/16......................................................         1,279,171           1,438,269
  7.50%, 8/1/25....................................................         3,179,759           3,212,543
  Certificates of Participation, 13%, 6/1/15.......................         1,724,607           2,019,395
  Interest-Only Stripped Mtg.-Backed Security, Trust 222, Cl. 2,
    9.23%, 6/1/23 (12).............................................        27,415,219           8,211,715
  Interest-Only Stripped Mtg.-Backed Security, Trust 240, Cl. 2,
    11.315%, 9/1/23 (12)...........................................         1,999,445             611,081
                                                                                             ------------
                                                                                               28,233,892
                                                                                             ------------
GNMA/Guaranteed -- 12.2%
Government National Mortgage Assn.:
  12%, 11/20/13-9/20/15............................................           941,201           1,070,024
  6%, 11/15/25 (13)................................................         8,500,000           8,515,938
  7.50%, 8/15/25-9/15/25...........................................        12,228,164          12,362,654
  8%, 5/15/24-9/15/24..............................................        13,550,481          13,944,264
                                                                                             ------------
                                                                                               35,892,880
                                                                                             ------------
PRIVATE -- 1.2%
Commercial -- 1.2%
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
  Series 1992-CHF, Cl. E, 8.25%, 12/25/20..........................         3,735,857           3,594,011
                                                                                             ------------
Total Mortgage-Backed Obligations (Cost $67,771,931)...............                            67,720,783
                                                                                             ------------
MONEY MARKET SECTOR -- 2.2%
Repurchase agreement with Zion First National Bank, 5.85%, dated
  10/31/95, to be repurchased at $6,601,073 on 11/1/95,
  collateralized by U.S. Treasury Nts., 4.375%-7.25%,
  8/15/96-5/15/97, with a value of $6,741,230 (Cost $6,600,000)....         6,600,000           6,600,000
                                                                                             ------------
Total Investments, at Value (Cost $295,001,871)....................            101.3%         299,026,525
Liabilities in Excess of Other Assets..............................             (1.3)          (3,898,202)
                                                                       --------------        ------------
Net Assets.........................................................            100.0%        $295,128,323
                                                                       ==============        ============

Oppenheimer Multi-Sector Income Trust

 (1) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARA     --  Argentine Austral
AUD     --  Australian Dollar
CLP     --  Chilean Peso
ESP     --  Spanish Peseta
GBP     --  British Pound Sterling
IDR     --  Indonesian Rupiah
IEP     --  Irish Punt
INR     --  Indian Rupee
ITL     --  Italian Lira
NLG     --  Netherlands Guilder
NOK     --  Norwegian Krone
NZD     --  New Zealand Dollar
PLZ     --  Polish Zloty
PTE     --  Portuguese Escudo
SEK     --  Swedish Krona
THB     --  Thai Baht

 (2) A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                              FACE AMOUNT                                                MARKET
                                                              SUBJECT TO      EXPIRATION     EXERCISE     PREMIUM
VALUE
                                                                 CALL            DATE         PRICE       RECEIVED     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
Call Option on Bulgaria (Republic of) Interest Arrears
 Bonds, 6.75%, 7/28/11....................................    $5,500,000        1/22/96       $45.00      $78,650       $ 64,350
Call Option on Spain (Kingdom of) Gtd. Bonds, Bonos y
 Obligacion del Estado, 12.25%, 3/25/00...................    271,000,000ESP   11/24/95       105.47ESP    12,797
17,069
                                                                                                          -------      ---------
                                                                                                          $91,447       $ 81,419
                                                                                                          =======      =========

 (3) Identifies issue considered to be illiquid -- See Note 6 of Notes to Financial Statements.
 (4) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,523,157 or 5.94% of the Fund's net assets, at October 31, 1995.
 (5) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
 (6) Non-income producing security.
 (7) Interest or dividend is paid in kind.
 (8) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
 (9) Represents the current interest rate for a variable rate security.
(10) Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
(11) Represents the current interest rate for an increasing rate security.
(12) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
(13) When-issued security to be delivered and settled after October 31, 1995.
(14) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
Oppenheimer Multi-Sector Income Trust

ASSETS:
Investments, at value (cost $295,001,871) -- see accompanying statement.................   $299,026,525
Net unrealized appreciation on forward foreign currency exchange contracts -- Note 7....        350,436
Receivables:
  Interest and principal paydowns.......................................................      6,686,995
  Investments sold......................................................................      5,452,532
Other...................................................................................        143,783
                                                                                           ------------
    Total assets........................................................................    311,660,271
                                                                                           ------------
LIABILITIES:
Bank overdraft..........................................................................        568,379
Options written, at value (premiums received $91,447) -- Note 4.........................         81,419
Payables and other liabilities:
  Investments purchased.................................................................     15,357,437
  Dividends.............................................................................        244,262
  Deferred trustees' fees -- Note 1.....................................................        113,074
  Management and administrative fees -- Note 5..........................................         60,548
  Transfer agent and accounting services fees...........................................         15,161
  Other.................................................................................         91,668
                                                                                           ------------
    Total liabilities...................................................................     16,531,948
                                                                                           ------------
NET ASSETS..............................................................................   $295,128,323
                                                                                           ============
COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest..............................................   $    291,161
Additional paid-in capital..............................................................    315,440,767
Overdistributed net investment income...................................................       (113,075)
Accumulated net realized loss from investment, written option and foreign currency
  transactions..........................................................................    (24,865,208)
Net unrealized appreciation on investments, written options and translation of assets
  and liabilities denominated in foreign currencies.....................................      4,374,678
                                                                                           ------------
NET ASSETS -- Applicable to 29,116,068 shares of beneficial interest outstanding........   $295,128,323
                                                                                           ============
NET ASSET VALUE PER SHARE...............................................................         $10.14
                                                                                                =======

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1995
Oppenheimer Multi-Sector Income Trust

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $193,536).................................   $30,316,133
Dividends...............................................................................       160,706
                                                                                           -----------
         Total income...................................................................    30,476,839
                                                                                           -----------
EXPENSES:
Management fees -- Note 5...............................................................     1,877,737
Administrative fees -- Note 5...........................................................       577,765
Shareholder reports.....................................................................       150,863
Custodian fees and expenses.............................................................       142,278
Transfer agent and accounting service fees -- Note 5....................................        66,926
Legal and auditing fees.................................................................        46,702
Trustees' fees and expenses.............................................................        44,903
Registration and filing fees............................................................        33,875
Other...................................................................................        77,493
                                                                                           -----------
         Total expenses.................................................................     3,018,542
                                                                                           -----------
NET INVESTMENT INCOME...................................................................    27,458,297
                                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN
  CURRENCY:
Net realized gain (loss) on:
  Investments...........................................................................    (9,572,176)
  Closing of futures contracts..........................................................        69,120
  Closing and expiration of options written -- Note 4...................................       (86,336)
  Foreign currency transactions.........................................................      (258,123)
                                                                                           -----------
         Net realized loss..............................................................    (9,847,515)
                                                                                           -----------
Net change in unrealized appreciation or depreciation on:
  Investments and options written.......................................................    10,663,948
  Translation of assets and liabilities denominated in foreign currencies...............    (2,066,211)
                                                                                           -----------
         Net change.....................................................................     8,597,737
                                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN
CURRENCY...    (1,249,778)
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................   $26,208,519
                                                                                           ===========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Multi-Sector Income Trust

                                                                               Year Ended October 31,
                                                                            ----------------------------
                                                                                1995            1994
                                                                            ------------    ------------
OPERATIONS:
Net investment income....................................................   $ 27,458,297    $ 28,123,352
Net realized loss on investments, options written and foreign currency
  transactions...........................................................     (9,847,515)     (7,693,213)
Net change in unrealized appreciation or depreciation on investments, options written and translation of assets and liabilities denominated
  in foreign currencies..................................................      8,597,737     (15,068,472)
                                                                            ------------    ------------
    Net increase in net assets resulting from operations.................     26,208,519       5,361,667
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income.....................................    (26,608,817)    (24,512,388)
Tax return of capital distribution.......................................       (625,807)     (3,638,975)
BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares issued to shareholders in reinvestment of
  dividends -- Note 2....................................................        496,299       1,801,323
                                                                            ------------    ------------
Total decrease in net assets.............................................       (529,806)    (20,988,373)
NET ASSETS:
Beginning of period......................................................    295,658,129     316,646,502
                                                                            ------------    ------------
End of period (including overdistributed net investment income of
  $113,075 and $3,324,611, respectively).................................   $295,128,323    $295,658,129
                                                                            ============    ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Oppenheimer Multi-Sector Income Trust

                                                                    Year Ended October 31,
                              ---------------------------------------------------------------------------------------------------
                                1995         1994         1993         1992         1991         1990         1989     1988(1)
                              --------     --------     --------     --------     --------     --------     --------   --------
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period................    $  10.17     $  10.96     $  10.46     $  10.64     $   9.88     $  10.63     $  11.17   $  11.16
                              --------     --------     --------     --------     --------     --------     --------   --------
Income (loss) from
 investment operations:
 Net investment income....         .94         1.00         1.08         1.06         1.11         1.15         1.12        .64
 Net realized and
   unrealized gain
   (loss).................        (.04)        (.82)         .43         (.08)         .82         (.78)        (.52)       .05
                              --------     --------     --------     --------     --------     --------     --------   --------
   Total income from
     investment
     operations...........         .90          .18         1.51          .98         1.93          .37          .60        .69
                              --------     --------     --------     --------     --------     --------     --------   --------
Dividends and
 distributions to
 shareholders:
 Dividends from net
   investment income......        (.91)        (.84)       (1.01)       (1.16)       (1.07)       (1.10)       (1.13)      (.59)
 Distributions from net
   realized gain..........          --           --           --           --         (.10)        (.02)        (.01)      (.06)
 Tax return of capital....        (.02)        (.13)          --           --           --           --           --         --
                              --------     --------     --------     --------     --------     --------     --------   --------
   Total dividends and
     distributions to
     shareholders.........        (.93)        (.97)       (1.01)       (1.16)       (1.17)       (1.12)       (1.14)      (.65)
Offering costs............          --           --           --           --           --           --           --       (.03)
                              --------     --------     --------     --------     --------     --------     --------   --------
Net asset value, end of
 period...................    $  10.14     $  10.17     $  10.96     $  10.46     $  10.64     $   9.88     $  10.63   $  11.17
                              ========     ========     ========     ========
========     ========     ========   ========
Market value, end of
 period...................    $  10.00     $   9.50     $  11.25     $  11.13     $  11.13     $   9.38     $  10.13   $  11.50
TOTAL RETURN, AT MARKET
 VALUE(2).................       15.62%       (7.46)%      11.10%       11.48%       33.05%        4.09%       (1.86)%
6.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)...........    $295,128     $295,658     $316,647     $299,368     $301,568     $278,511     $299,673
$314,656
Average net assets (in
 thousands)...............    $288,884     $306,686     $307,244     $303,773     $289,681     $290,533     $307,735
$311,254
Number of shares
 outstanding at end of
 period (in thousands)....      29,116       29,065       28,896       28,625       28,347       28,194       28,194     28,162
Ratios to average net
 assets:
 Net investment income....        9.51%        9.17%       10.13%        9.95%       10.80%       11.16%       10.28%
9.80%(3)
 Expenses.................        1.05%        1.02%        1.00%        1.11%        1.16%(4)     1.03%        1.03%
1.01%(3)
Portfolio turnover
 rate(5)..................       240.1%       187.6%       131.3%        95.9%        59.7%        85.7%       162.0%
60.1%

(1) For the period from March 24, 1988 (commencement of operations) to October 31, 1988.

(2) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.

(3) Annualized.

(4) Includes $.01 per share of federal excise tax expense. The expense ratio, exclusive of federal excise tax expense, was 1.10%.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1995 were $637,018,865 and $644,253,972, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Oppenheimer Multi-Sector Income Trust

1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment advisor is Oppenheimer Management Corporation (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation -- Portfolio securities are valued at the close of the New York Stock Exchange on the last day of each week on which day the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

Foreign Currency Translation -- The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Repurchase Agreements -- The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes -- The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1995, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $22,900,000, $6,700,000 of which will expire in 1998, $2,500,000 in 1999, $4,500,000 in 2002 and $9,200,000 in 2003.

Oppenheimer Multi-Sector Income Trust

Trustees' Fees and Expenses -- The Trust has adopted a nonfunded retirement plan for the Trust's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended, October 31, 1995, the Trust's projected benefit obligations were reduced by $2,641. In addition, one retired trustee is eligible for payments under the Trust's retirement plan and a payment of $2,026 was made. The accumulated liability for the Trust's projected benefit obligations was $113,074 at October 31, 1995.

Distributions to Shareholders -- The Trust intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be made at least once each year.

Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of paydown gains and losses and certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Trust.

During the year ended October 31, 1995, the Trust changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $3,832,676, a decrease in overdistributed net investment income of $2,987,863, and a decrease in accumulated net realized loss on investments of $844,813.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

2. SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                 Year Ended             Year Ended
                              October 31, 1995       October 31, 1994
                             ------------------    ---------------------
                             Shares     Amount     Shares       Amount
                             ------    --------    -------    ----------
Net increase from
 dividends reinvested.....   51,219    $496,299    168,788    $1,801,323

3. UNREALIZED GAINS AND LOSSES ON
   INVESTMENTS
At October 31, 1995, net unrealized appreciation on investments and options written of $4,034,682 was composed of gross appreciation of $9,659,546, and gross depreciation of $5,624,864.

4. OPTION ACTIVITY
The Trust may buy put and call options, or write covered call options on portfolio securities or cash secured put options in order to produce incremental earnings or protect against changes in the value of portfolio securities.

Oppenheimer Multi-Sector Income Trust

The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 1995 was as follows:

                                                   Call Options
                                               --------------------
                                               Number      Amount
                                                 of          of
                                               Options    Premiums
                                               -------    ---------
Options outstanding at October 31, 1994.....       --            --
Options written.............................    38,535    $ 312,206
Options cancelled in closing transactions...   (15,932)    (137,048)
Options expired.............................    (6,874)     (22,375)
Options exercised...........................    (7,984)     (61,336)
                                                ------    ---------
Options outstanding at October 31, 1995.....     7,745    $  91,447
                                                ======    =========

                                                  Put Options
                                              --------------------
                                               Number      Amount
                                                 of          of
                                              Options     Premiums
                                              --------    --------
Options outstanding at October 31, 1994....         --         --
Options written............................    856,164    $ 8,850
Options expired............................   (856,164)    (8,850)
                                              --------    -------
Options outstanding at October 31, 1995....         --    $    --
                                              ========    =======

5. MANAGEMENT AND ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of .65% on the Trust's average annual net assets.

Mitchell Hutchins Asset Management Inc. serves as the Trust's Administrator. The Trust pays the Administrator an annual fee of .20% of the Trust's average annual net assets.

The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

Oppenheimer Multi-Sector Income Trust

6. ILLIQUID AND RESTRICTED SECURITIES
At October 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at October 31, 1995 was $2,638,989 which represents .89% of the Trust's net assets. Information concerning these securities is as follows:

                                                         Valuation Per
                               Acquisition     Cost       Unit as of
           Security               Date       Per Unit   October 31, 1995
------------------------------ -----------   --------   ---------------
Arizona Charlie's, Inc., 12%
 First Mtg. Nts., Series A,
 11/15/00.....................  11/18/93     $100.00        $ 79.00
Becker Gaming, Inc. Wts.,
 Exp. 11/00...................  11/18/93     $  2.00        $  1.00
Canadian Imperial Bank, 10%
 Certificate of Deposit
 British Pound Sterling
 Maximum Rate Linked Nts.,
 11/8/96......................  4/28/95      $100.00        $102.00
Capitol Queen & Casino, Inc.,
 12% First Mtg. Nts., Series
 A, 11/15/00..................  11/18/93     $ 87.50        $ 89.00
Jamaica (Government of) 1990
 Refinancing Agreement Nts.,    7/12/95-
 Tranche A, 6.75%, 10/16/00...  8/15/95      $ 88.75        $ 89.50
Purity Supreme, Inc. Wts.,
 Exp. 8/97....................  7/29/92           --        $   .02
Triangle Wire & Cable, Inc.
 Common Stock.................  5/2/94       $  9.50        $  2.00
United Mexican States,
 Combined Facility 3, Loan
 Participation Agreement,
 Tranche A, 6.75%, 9/20/97....  10/25/94     $ 89.00        $ 69.38

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Trust uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Trust generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Trust may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Trust will realize a gain or loss upon the closing or settlement of the forward transaction.

In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Oppenheimer Multi-Sector Income Trust

At October 31, 1995, the Trust had outstanding forward contracts to purchase and sell foreign currencies as follows:

                            Contract       Valuation      Unrealized
 Contracts   Exchange        Amount          as of        Appreciation
to Purchase    Date          (000s)    October 31, 1995  (Depreciation)
-----------  ---------    -------------   -----------     --------
Canadian
 Dollar
 (CAD).....  11/2/95       5,525 CAD      $ 4,107,758     $ 75,647
German
 Deutsche
 Mark        11/6/95-
 (DEM).....  11/30/95     28,240 DEM       20,053,058       41,604
Netherlands
 Guilder
 (NLG).....  11/1/95       1,607 NLG        1,017,098       (2,671)
Swedish
 Krone
 (SEK).....  11/2/95         172 SEK           25,923          (69)
                            ----             --------       ------
                          35,544          $25,203,837     $114,511
                          ----               --------       ------
Contracts
to Sell
-----------
Canadian
 Dollar
 (CAD).....  11/2/95       5,525 CAD      $ 4,107,758     $ 16,115
German
 Deutsche
 Mark        11/6/95-
 (DEM).....  11/30/95     28,240 DEM       20,053,058      219,808
New Zealand
 Dollar
 (NZD).....  11/3/95           4 NZD            2,702            2
                            ----             --------       ------
                          33,769          $24,163,518      235,925
                          ------          -----------     --------
Net
 Unrealized
 Appreciation..                                           $350,436
                                                          ========

Oppenheimer Multi-Sector Income Trust

       8. QUARTERLY RESULTS OF OPERATIONS: (UNAUDITED)

                                                      Net Realized and
                                                   Unrealized Gain (Loss)              Net Increase
                                                      on Investments,               (Decrease) in Net
                                                    Options and Foreign           Assets Resulting from
                    Net Investment Income          Currency Transactions                Operations                Market Price
                    ----------------------         ----------------------         ----------------------             on NYSE
Quarter              Total            Per           Total            Per           Total            Per        -------------------
  ended              (000)           Share          (000)           Share          (000)           Share        High         Low
-------------       -------          -----         --------         -----         --------         -----       -------     -------
October 31, 1995... $ 6,825          $ .23         $    454         $ .02         $  7,279         $ .25       $ 10.00     $ 9.375
July 31, 1995......   7,054            .24            6,929           .24           13,983           .48         9.875       9.375
April 30, 1995.....   6,516            .23            5,028           .17           11,544           .40         10.00        9.25
January 31, 1995...   7,063            .24          (13,660)         (.47)          (6,597)         (.23)        10.00       8.875
                    -------          -----         --------         -----         --------         -----
          Totals... $27,458          $ .94         $ (1,249)        $(.04)        $ 26,209         $ .90
                    =======          =====         ========         =====         ========
=====
October 31, 1994... $ 6,743          $ .23         $ (3,543)        $(.12)        $  3,200         $ .11       $10.375     $ 9.125
July 31, 1994......   7,104            .25           (2,081)         (.08)           5,023           .17        10.625       10.00
April 30, 1994.....   7,073            .26          (24,698)         (.87)         (17,625)         (.61)       11.375       10.00
January 31, 1994...   7,203            .26            7,561           .25           14,764           .51        11.375      10.625
                    -------          -----         --------         -----         --------         -----
          Totals... $28,123          $1.00         $(22,761)        $(.82)        $  5,362         $ .18
                    =======          =====         ========         =====         ========
=====
October 31, 1993... $ 7,974          $ .27         $     (3)        $ .00         $  7,971         $ .27       $11.375     $ 11.00
July 31, 1993......   7,175            .25            4,200           .16           11,375           .41        11.375       11.00
April 30, 1993.....   7,782            .27            9,342           .31           17,124           .58         11.25       10.75
January 31, 1993...   8,200            .29           (1,263)         (.04)           6,937           .25         11.00       10.00
                    -------          -----         --------         -----         --------         -----
          Totals... $31,131          $1.08         $ 12,276         $ .43         $ 43,407         $1.51
                    =======          =====         ========         =====         ========
=====

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

      1.  Financial Statements.

          (a) Statement of Investments - (See Part B, Statement of Additional Information): filed herewith.

          (b)  Statement of Assets and Liabilities - (See Part B,
Statement of Additional Information): filed herewith.

          (c) Statement of Operations - (See Part B, Statement of Additional Information): filed herewith.

          (d)  Statements of Changes in Net Assets - (See Part B,
Statement of Additional Information): filed herewith.

           (e)  Financial Highlights - (See Part B, Statement of
Additional Information): filed herewith.

           (f) Notes to Financial Statements - (See Part B, Statement of Additional Information): filed herewith.

           (g) Independent Auditors' Report - (See Part B, Statement of Additional Information): filed herewith.

           (h) Independent Auditors' Consent - (See Part B, Statement of Additional Information): filed herewith.

     2.  Exhibits:

         (a)  (1)  Declaration of Trust of Registrant (1)

              (2)  Amendment No. 1 dated as of March 10, 1988 to
Declaration of Trust of Registrant (2)

              (3)  Amendment No. 2 dated November 6, 1989 to
Declaration of Trust of Registrant: Filed with Amendment No. 8 to Registrant's Registration Statement.

       (b)  By-Laws of Registrant (1) (amended by-laws)

       (c)  Inapplicable

       (d) Specimen certificate for Shares of Beneficial Interest, $.01 par value (2)

       (e)  Inapplicable

       (f)  Inapplicable

       (g)  (1)  Investment Advisory Agreement with Oppenheimer
Management Corporation dated 10/22/90 - Filed with Post-Effective
Amendment No. 5 to Registrant's Registration Statement dated 2/27/91, refiled with Post-Effective Amendment No. 8 to Registrant's
Registration Statement, and incorporated herein by reference.

            (2)  Form of Administration Agreement with Mitchell
Hutchins Asset Management Inc. (2)

       (h)  Form of Underwriting Agreement (2)

       (i) Retirement Plan for Non-Interested Trustees (adopted by Registrant on 6/7/90) -Filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer Special Fund (Reg. No. 2-
14586) dated 10/21/94, and incorporated   herein by reference.

       (j) Co-Custody Agreement, dated 8/18/92 - Previously filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement, and incorporated herein by reference.

        (k)  Accounting Service Agreement:  Filed herewith.

        (l)  Inapplicable

        (m)  Inapplicable

        (n)  Inapplicable

        (o)  Inapplicable

        (p)  Inapplicable

        (q)  Inapplicable

        (r)  Financial Data Schedule - Filed herewith

__________________
(1) Filed with Registrant's Registration Statement, 2/2/88, refiled with Registrant's Post-Effective Amendment No. 8, 2/27/95, and incorporated herein by reference.
(2) Filed with Amendment No. 2 to Registrant's Registration Statement, 3/24/88, refiled with Registrant's Post-Effective Amendment No. 8, 2/27/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

Item 25.  Marketing Arrangements.

          Inapplicable.

Item 26.  Other Expenses of Issuance and Distribution.

          Inapplicable.

Item 27.  Persons Controlled by or under Common Control.

          None.

Item 28.  Number of Holders of Securities.

         (1)                               (2)

                                           Number of Record Holders
         Title of Class                    at February 6, 1996
         --------------                    ------------------------
         Shares of Beneficial Interest,           5,189
         $.01 par value

Item 29.  Indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its By-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

     Registrant, in conjunction with the Registrant's Trustees, and other registered management investment companies managed by the Adviser, generally maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 30.  Business and Other Connections of Investment Adviser.

    (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

     (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position                                                 Other Business and Connections
with OppenheimerFunds, Inc.                                             During the Past Two Years
---------------------------                                             -------------------------------
Lawrence Apolito,
Vice President                                                          None.


Victor Babin,
Senior Vice President                                                   None.

Robert J. Bishop,
Assistant Vice President                                                Treasurer of the Oppenheimer Funds
                                                                        (listed below); previously a Fund
                                                                        Controller for OppenheimerFunds,
                                                                        Inc. (the "Adviser").

Bruce Bartlett,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Total
                                                                        Return Fund, Inc., Oppenheimer
                                                                        Main Street Funds, Inc. and
                                                                        Oppenheimer Variable Account
                                                                        Funds; formerly a Vice President
                                                                        and Senior Portfolio Manager at
                                                                        First of America Investment Corp.

George Bowen,
Senior Vice President & Treasurer                                       Treasurer of the New York-based
                                                                        Oppenheimer Funds; Vice President,
                                                                        Secretary and Treasurer of the
                                                                        Denver-based Oppenheimer Funds.
                                                                        Vice President and Treasurer of
                                                                        OppenheimerFunds Distributor, Inc.
                                                                        (the "Distributor") and
                                                                        HarbourView Asset Management
                                                                        Corporation ("HarbourView"), an
                                                                        investment adviser subsidiary of
                                                                        the Adviser; Senior Vice
                                                                        President, Treasurer, Assistant
                                                                        Secretary and a director of
                                                                        Centennial Asset Management
                                                                        Corporation ("Centennial"), an
                                                                        investment adviser subsidiary of
                                                                        the Adviser; Vice President,
                                                                        Treasurer and Secretary of
                                                                        Shareholder Services, Inc. ("SSI")
                                                                        and Shareholder Financial
                                                                        Services, Inc. ("SFSI"), transfer
                                                                        agent subsidiaries of the Adviser;
                                                                        President, Treasurer and Director
                                                                        of Centennial Capital Corporation;
                                                                        Vice President and Treasurer of
                                                                        Main Street Advisers.

Michael A. Carbuto,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Centennial California
                                                                        Tax Exempt Trust, Centennial New
                                                                        York Tax Exempt Trust and
                                                                        Centennial Tax Exempt Trust; Vice
                                                                        President of Centennial.

William Colbourne,
Assistant Vice President                                                Formerly, Director of Alternative
                                                                        Staffing Resources, and Vice
                                                                        President of Human Resources,
                                                                        American Cancer Society.

Lynn Coluccy,
Vice President                                                          Formerly Vice President / Director
                                                                        of Internal Audit of the Adviser.

O. Leonard Darling,
Executive Vice President                                                Formerly Co-Director of Fixed
                                                                        Income for State Street Research &
                                                                        Management Co.

Robert A. Densen,
Senior Vice President                                                   None.

Robert Doll, Jr.,
Executive Vice President                                                Vice President and Portfolio
                                                                        Manager of Oppenheimer Growth
                                                                        Fund, Oppenheimer Variable Account
                                                                        Funds; Senior Vice President and
                                                                        Portfolio Manager of Oppenheimer
                                                                        Strategic Income & Growth Fund;
                                                                        Vice President of Oppenheimer
                                                                        Quest Value Fund, Inc.,
                                                                        Oppenheimer Quest                  Officers Value
                                                                        Fund, Oppen-heimer Quest For Value
                                                                        Funds and Oppenheimer Quest Global
                                                                        Value Fund, Inc.

John Doney,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Equity
                                                                        Income Fund.

Andrew J. Donohue,
Executive Vice President
& General Counsel                                                       Secretary of the New York-based
                                                                        Oppenheimer Funds; Vice President
                                                                        of the Denver-based Oppenheimer
                                                                        Funds; Executive Vice President,
                                                                        Director and General Counsel of
                                                                        the Distributor; President and a
                                                                        director of Centennial; formerly
                                                                        Senior Vice President and
                                                                        Associate General Counsel of the
                                                                        Adviser and the Distributor.

Kenneth C. Eich,
Executive Vice President /
Chief Financial Officer                                                 Treasurer of Oppenheimer
                                                                        Acquisition Corporation ("OAC").

George Evans,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of           Oppenheimer Global
                                                                        Emerging Growth Fund.

Scott Farrar,
Assistant Vice President                                                Assistant Treasurer of the
                                                                        Oppenheimer Funds; previously a
                                                                        Fund Controller for the Manager.

Katherine P. Feld,
Vice President and Secretary                                            Vice President and Secretary of
                                                                        the Distributor; Secretary of
                                                                        HarbourView, Main Street Advisers,
                                                                        Inc. and Centennial; Secretary,
                                                                        Vice President and Director of
                                                                        Centennial Capital Corp.

Ronald H. Fielding,
Senior Vice President                                                   Chairman of the Board and Director
                                                                        of Rochester Fund Distributors,
                                                                        Inc. ("RFD"); President and
                                                                        Director of Fielding Management
                                                                        Company, Inc. ("FMC"); President
                                                                        and Director of Rochester Capital
                                                                        Advisors, Inc. ("RCAI"); President
                                                                        and Director of Rochester Fund
                                                                        Services, Inc. ("RFS"); President
                                                                        and Director of Rochester Tax
                                                                        Managed Fund, Inc.; Vice President
                                                                        and Portfolio Manager of Rochester
                                                                        Fund Municipals and Rochester
                                                                        Portfolio Series - Limited Term
                                                                        New York Municipal Fund.

Jon S. Fossel,
Chairman of the Board and Director                                      Director of OAC, the Adviser's
                                                                        parent holding company; and a
                                                                        director of HarbourView; a
                                                                        director of SSI and SFSI;
                                                                        President, Director, Trustee, and
                                                                        Managing General Partner of the
                                                                        Denver-based Oppenheimer Funds;
                                                                        President and Chairman of the
                                                                        Board of Main Street Advisers,
                                                                        Inc.; formerly Chief Executive
                                                                        Officer of the Adviser.

Robert G. Galli,
Vice Chairman                                                           Trustee of the New York-based
                                                                        Oppenheimer Funds; Vice President
                                                                        and Counsel of OAC; formerly he
                                                                        held the following positions: a
                                                                        director of the Distributor, Vice
                                                                        President and a director of
                                                                        HarbourView and Centennial, a
                                                                        director of SFSI and SSI, an
                                                                        officer of other Oppenheimer Funds
                                                                        and Executive Vice  President &
                                                                        General Counsel of the Manager and
                                                                        the Distributor.

Linda Gardner,
Assistant Vice President                                                None.

Ginger Gonzalez,
Vice President                                                          Formerly 1st Vice President /
                                                                        Director of Creative Services for
                                                                        Shearson Lehman Brothers.

Mildred Gottlieb,
Assistant Vice President                                                Formerly served as a Strategy
                                                                        Consultant for the Private Client
                                                                        Division of Merrill Lynch.

Dorothy Hirshman,                                                       None.
Assistant Vice President

Caryn Halbrecht,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Insured
                                                                        Tax-Exempt Fund and Oppenheimer
                                                                        Intermediate Tax Exempt Fund; an
                                                                        officer of other Oppenheimer
                                                                        Funds; formerly Vice President of
                                                                        Fixed Income Portfolio Management
                                                                        at Bankers Trust.

Barbara Hennigar,
President and Chief Executive
Officer of OppenheimerFunds
Services, a division of the Manager                                     President and Director of SFSI.

Alan Hoden,
Vice President                                                          None.

Merryl Hoffman,
Vice President                                                          None.


Scott T. Huebl,
Assistant Vice President                                                None.

Jane Ingalls,
Assistant Vice President                                                Formerly a Senior Associate with
                                                                        Robinson, Lake/Sawyer Miller.

Bennett Inkeles,
Assistant Vice President                                                Formerly employed by Doremus &
                                                                        Company, an advertising agency.

Frank Jennings,
Vice President                                                          Portfolio Manager of Oppenheimer
                                                                        Global Growth & Income Fund.
                                                                        Formerly a Managing Director of
                                                                        Global Equities at Paine Webber's
                                                                        Mitchell Hutchins division.

Stephen Jobe,
Vice President                                                          None.

Heidi Kagan,
Assistant Vice President                                                None.

Avram Kornberg,
Vice President                                                          Formerly a Vice President with
                                                                        Bankers Trust.

Paul LaRocco,
Assistant Vice President                                                Portfolio Manager of Oppenheimer
                                                                        Variable Account Funds and
                                                                        Oppenheimer Variable Account
                                                                        Funds; Associate Portfolio Manager
                                                                        of Oppenheimer Discovery Fund.
                                                                        Formerly a Securities Analyst for
                                                                        Columbus Circle Investors.

Mitchell J. Lindauer,
Vice President                                                          None.

Loretta McCarthy,
Senior Vice President                                                   None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                                                            President, Director and Trustee of
                                                                        the Oppenheimer Funds; President
                                                                        and a Director of OAC, HarbourView
                                                                        and Oppenheimer Partnership
                                                                        Holdings, Inc.; Director of
                                                                        HarbourView; Director of Main
                                                                        Street Advisers, Inc.; and
                                                                        Chairman of SSI.



Sally Marzouk,
Vice President                                                          None.

Marilyn Miller,
Vice President                                                          Formerly a Director of marketing
                                                                        for TransAmerica Fund Management
                                                                        Company.

Robert J. Milnamow,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Main Street
                                                                        Funds, Inc. Formerly a Portfolio
                                                                        Manager with Phoenix Securities
                                                                        Group.

Denis R. Molleur,
Vice President                                                          None.

Kenneth Nadler,
Vice President                                                          None.

David Negri,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Variable
                                                                        Account Funds, Oppenheimer Asset
                                                                        Allocation Fund, Oppenheimer
                                                                        Strategic Income Fund, Oppenheimer
                                                                        Strategic Income & Growth Fund; an
                                                                        officer of other Oppenheimer
                                                                        Funds.

Barbara Niederbrach,
Assistant Vice President                                                None.

Stuart Novek,
Vice President                                                          Formerly a Director Account
                                                                        Supervisor for J. Walter Thompson.

Robert A. Nowaczyk,
Vice President                                                          None.

Robert E. Patterson,
Senior Vice President                                                   Vice President and Portfolio
                                                                        Manager of Oppenheimer Main Street
                                                                        Funds, Inc., Oppenheimer Multi-
                                                                        State Tax-Exempt Trust,
                                                                        Oppenheimer Tax-Exempt Fund,
                                                                        Oppenheimer California Tax-Exempt
                                                                        Fund, Oppenheimer New York Tax-
                                                                        Exempt Fund and Oppenheimer Tax-
                                                                        Free Bond Fund; Vice President of
                                                                        The New York Tax-Exempt Income
                                                                        Fund, Inc.; Vice President of
                                                                        Oppenheimer Multi-Sector Income
                                                                        Trust.

Tilghman G. Pitts III,
Executive Vice President
and Director                                                            Chairman and Director of the
                                                                        Distributor.

Jane Putnam,
Vice President                                                          Associate Portfolio Manager of
                                                                        Oppenheimer Growth Fund; Vice
                                                                        President and Portfolio Manager of
                                                                        Oppenheimer Target Fund and
                                                                        Oppenheimer Variable Account
                                                                        Funds.  Formerly Senior Investment
                                                                        Officer and Portfolio Manager with
                                                                        Chemical Bank.

Russell Read,
Vice President                                                          Formerly an International Finance
                                                                        Consultant for Dow Chemical.

Thomas Reedy,
Vice President                                                          Vice President of Oppenheimer
                                                                        Multi-Sector Income Trust and
                                                                        Oppenheimer Multi-Government
                                                                        Trust; an officer of other
                                                                        Oppenheimer Funds; formerly a
                                                                        Securities Analyst for the
                                                                        Manager.

David Robertson,
Vice President                                                          None.

Adam Rochlin,
Assistant Vice President                                                Formerly a Product Manager for
                                                                        Metropolitan Life Insurance
                                                                        Company.

Michael S. Rosen
Vice President                                                          Vice President of RFS; President
                                                                        and Director of RFD; Vice
                                                                        President and Director of FMC;
                                                                        Vice President and director of
                                                                        RCAI; General Partner of RCA; Vice
                                                                        President and Director of
                                                                        Rochester Tax Managed Fund Inc.;
                                                                        Vice President and Portfolio
                                                                        Manager of Rochester Fund Series -
                                                                        The Bond Fund For Growth.

David Rosenberg,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Limited-
                                                                        Term Government Fund, Oppenheimer
                                                                        U.S. Government Trust and
                                                                        Oppenheimer Integrity Funds.
                                                                        Formerly Vice President and Senior
                                                                        Portfolio Manager for Delaware
                                                                        Investment Advisors.

Richard H. Rubinstein,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Asset
                                                                        Allocation Fund, Oppenheimer Fund
                                                                        and Oppenheimer Variable Account
                                                                        Funds; an officer of other
                                                                        Oppenheimer Funds; formerly Vice
                                                                        President and Portfolio
                                                                        Manager/Security Analyst for
                                                                        Oppenheimer Capital Corp., an
                                                                        investment adviser.

Lawrence Rudnick,
Vice President                                                          Formerly Vice President of Dollar
                                                                        Dry Dock Bank.

James Ruff,
Executive Vice President                                                None.

Ellen Schoenfeld,
Assistant Vice President                                                None.

Diane Sobin,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Gold &
                                                                        Special Minerals Fund, Oppenheimer
                                                                        Total Return Fund, Inc.
                                                                        Oppenheimer Main Street Funds,
                                                                        Inc. and Oppenheimer Variable
                                                                        Account Funds; formerly a Vice
                                                                        President and Senior Portfolio
                                                                        Manager for Dean Witter
                                                                        InterCapital, Inc.

Nancy Sperte,
Senior Vice President                                                   None.

Donald W. Spiro,
Chairman Emeritus and Director                                          Trustee of the New York-based
                                                                        Oppenheimer Funds; formerly
                                                                        Chairman of the Adviser and the
                                                                        Distributor.

Arthur Steinmetz,
Senior Vice President                                                   Vice President and Portfolio
                                                                        Manager of Oppenheimer Strategic
                                                                        Income Fund, Oppenheimer Strategic
                                                                        Income & Growth Fund; an officer
                                                                        of other Oppenheimer Funds.

Ralph Stellmacher,
Senior Vice President                                                   Vice President and Portfolio
                                                                        Manager of Oppenheimer Champion
                                                                        Income Fund and Oppenheimer High
                                                                        Yield Fund; an officer of other
                                                                        Oppenheimer Funds.

John Stoma,
Vice President                                                          Formerly Vice President of Pension
                                                                        Marketing with Manulife Financial.

James C. Swain,
Vice Chairman of the Board                                              Chairman, CEO and Trustee,
                                                                        Director or Managing Partner of
                                                                        the Denver-based Oppenheimer
                                                                        Funds; President and a Director of
                                                                        Centennial; formerly President and
                                                                        Director of OAMC, and Chairman of
                                                                        the Board of SSI.

James Tobin,
Vice President                                                          None.

Jay Tracey,
Vice President                                                          Vice President of the Adviser;
                                                                        Vice President and Portfolio
                                                                        Manager of Oppenheimer Discovery
                                                                        Fund Oppenheimer Global Emerging
                                                                        Growth Fund and Oppenheimer
                                                                        Enterprise Fund.  Formerly
                                                                        Managing Director of Buckingham
                                                                        Capital Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer                                       Assistant Treasurer of the
                                                                        Distributor and SFSI.

Jeffrey Van Giesen,
Vice President                                                          Formerly employed by Kidder
                                                                        Peabody Asset Management.

Ashwin Vasan,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Multi-
                                                                        Sector Income Trust, Oppenheimer
                                                                        Multi-Government Trust and
                                                                        Oppenheimer International Bond
                                                                        Fund; an officer of other
                                                                        Oppenheimer Funds.

Valerie Victorson,
Vice President                                                          None.

Dorothy Warmack,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Daily Cash Accumulation
                                                                        Fund, Inc., Oppenheimer Cash
                                                                        Reserves, Centennial America Fund,
                                                                        L.P., Centennial Government Trust
                                                                        and Centennial Money Market Trust;
                                                                        Vice President of Centennial.

Christine Wells,
Vice President                                                          None.

William L. Wilby,
Senior Vice President                                                   Vice President and Portfolio
                                                                        Manager of Oppenheimer Variable
                                                                        Account Funds, Oppenheimer Global
                                                                        Fund and Oppenheimer Global Growth
                                                                        & Income Fund; Vice President of
                                                                        HarbourView; an officer of other
                                                                        Oppenheimer Funds.

Susan Wilson-Perez,
Vice President                                                          None.

Carol Wolf,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Money
                                                                        Market Fund, Inc., Centennial
                                                                        America Fund, L.P., Centennial
                                                                        Government Trust, Centennial Money
                                                                        Market Trust and Daily Cash
                                                                        Accumulation Fund, Inc.; Vice
                                                                        President of Oppenheimer Multi-
                                                                        Sector Income Trust; Vice
                                                                        President of Centennial.

Robert G. Zack,
Senior Vice President and
Assistant Secretary                                                     Associate General Counsel of the
                                                                        Adviser; Assistant Secretary of
                                                                        the Oppenheimer Funds; Assistant
                                                                        Secretary of SSI, SFSI; an officer
                                                                        of other Oppenheimer Funds.

Eva A. Zeff,
Assistant Vice President                                                An officer           of certain Oppenheimer
                                                                        Funds; formerly a                  Securities
                                                                        Analyst for the Manager.

Arthur J. Zimmer,
Vice President                                                          Vice President and Portfolio
                                                                        Manager of Oppenheimer Variable
                                                                        Account Funds, Centennial America
                                                                        Fund, L.P., Centennial Government
                                                                        Trust, Centennial Money Market
                                                                        Trust and Daily Cash Accumulation
                                                                        Fund, Inc.; Vice President of
                                                                        Oppenheimer Multi-Sector Income
                                                                        Trust; Vice President of
                                                                        Centennial; an officer of other
                                                                        Oppenheimer Funds.

     The Oppenheimer Funds include the New York-based Oppenheimer
Funds, the Denver-based Oppenheimer Funds and the Rochester-based Funds set forth below:

New York-based Oppenheimer Funds
--------------------------------
Oppenheimer Asset Allocation Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Government Trust
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Tax-Exempt Trust
Oppenheimer New York Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest for Value Funds
Oppenheimer Target Fund
Oppenheimer Tax-Free Bond Fund
Oppenheimer U.S. Government Trust

Denver-based Oppenheimer Funds
------------------------------
Oppenheimer Cash Reserves
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Funds Trust
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Tax-Exempt Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds

Rochester-based Funds
---------------------
Rochester Fund Municipals

Rochester Fund Series - The Bond Fund For
  Growth
Rochester Portfolio Series - Limited Term
  New York Municipal Fund

     The address of OppenheimerFunds, Inc., the New York-based
Oppenheimer Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

     The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

     The address of the Rochester-based Funds is 350 Linden Oaks,
Rochester, New York 14625-2807.

Item 31.  Location of Accounts and Records.

            All accounts, books and other documents, required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the Rule thereunder are maintained by Oppenheimer Management Corporation at its offices at 3410 South Galena Street, Denver, Colorado 80231.

Item 32.  Management Services.

     The Registrant is not a party to any management-related service contract not discussed in Part A of this Registration Statement.

Item 33.  Undertakings.

     1. The Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.  Inapplicable

     3.  Inapplicable

     4.  Inapplicable

     5.  Inapplicable

                                                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of February, 1996.

                              OPPENHEIMER MULTI-SECTOR INCOME TRUST


                              By: /s/ Bridget A. Macaskill
                                  ---------------------------
                                  Bridget A. Macaskill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:


Signatures                                                  Title                                  Date
----------                                                  -----                                  ----
/s/ Leon Levy                                               Chairman of the
--------------                                              Board of Trustees                      February 28, 1996
Leon Levy

/s/ Donald W. Spiro                                         Principal Executive Officer
-------------------                                         and Trustee                            February 28, 1996
Donald W. Spiro

/s/ Bridget A. Macaskill                                    President and Trustee                    February 28, 1996
------------------------
Bridget A. Macaskill

/s/ George Bowen                                            Treasurer and
-----------------                                           Principal Financial
George Bowen                                                and Accounting Officer                     February 28, 1996

/s/ Robert G. Galli                                         Trustee                                February 28, 1996
-------------------
Robert G. Galli

/s/ Benjamin Lipstein                                       Trustee                                February 28, 1996
----------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan                                   Trustee                                February 28, 1996
--------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall                                      Trustee                                February 28, 1996
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan                                         Trustee                                February 28, 1996
--------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.                                Trustee                                February 28, 1996
-----------------------------
Russell S. Reynolds, Jr.

/s/ Sidney M. Robbins                                       Trustee                                February 28, 1996
----------------------
Sidney M. Robbins

/s/ Pauline Trigere                                         Trustee                                February 28, 1996
--------------------
Pauline Trigere

/s/ Clayton K. Yeutter                                      Trustee                                February 28, 1996
-----------------------
Clayton K. Yeutter


OPPENHEIMER MULTI-SECTOR INCOME TRUST
Registration No. 811-5473
Post-Effective Amendment No. 9
Index to Exhibits



Exhibit No.          Description
-----------          -----------
24(1)(h)             Independent Auditors' Consent

24(2)(r)             Financial Data Schedule